LANDAUER, INC.

                2 SCIENCE ROAD, GLENWOOD, ILLINOIS 60425-1586
                          TELEPHONE (708) 755-7000

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


      Notice is hereby given that the annual meeting of stockholders of Landauer, Inc. will be held at the office of Sidley Austin LLP, Conference Center, One South Dearborn Street, Chicago, Illinois, at 2:00 p.m., local time, on Thursday, February 7, 2008 for the following purposes:

      1. To elect three directors to hold office for a term of three years each.

      2. To vote on the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2008.

      3. To vote on the proposal to approve the Landauer, Inc. Incentive Compensation Plan.

      4. To transact such other business as may properly come before the meeting.

      Only stockholders of record at the close of business on December 14, 2007 are entitled to notice of and to vote at the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.




                                           JONATHON M. SINGER
                                           Senior Vice President,
                                           Treasurer, Secretary
                                           and Chief Financial Officer


January 4, 2008
























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


                               PROXY STATEMENT

                Approximate Date of Mailing:  JANUARY 4, 2008

                INFORMATION CONCERNING THE PROXY SOLICITATION

      The enclosed proxy is solicited by the Board of Directors of Landauer, Inc. for use at its annual meeting of stockholders to be held on Thursday, February 7, 2008 at 2:00 p.m., local time, at the office of Sidley Austin LLP, Conference Center, One South Dearborn Street, Chicago, Illinois, or any adjournments or postponements thereof. You may revoke your proxy at any time prior to it being voted by giving written notice to the Secretary of Landauer, by submission of a later dated proxy or by voting in person at the meeting. The costs of solicitation, including the preparation, assembly and mailing of proxy statements, notices and proxies, will be paid by Landauer. Solicitations will be made by mail and, in addition, may be made by the officers and employees of Landauer personally or by telephone or telegram. Forms of proxies and proxy material may also be distributed, at the Company's expense, through brokers, custodians and others to the beneficial owners of Common Stock. The mailing address of Landauer's principal executive office is 2 Science Road, Glenwood, Illinois 60425.

      On December 14, 2007, Landauer had outstanding 9,223,994 shares of Common Stock, which is its only class of voting stock, held of record by approximately 356 holders. Only stockholders of record at the close of business on December 14, 2007 will be entitled to receive notice of and to vote at the meeting. With respect to all matters that will come before the meeting, each stockholder may cast one vote for each share registered in his or her name on the record date. A stockholder may, with regard to the election of directors (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the stockholder withholds authority to vote by so indicating in the appropriate space on the proxy. A stockholder may, with respect to the proposal to approve the selection of PricewaterhouseCoopers LLP as auditors (i) vote FOR such proposal, (ii) vote AGAINST such proposal or (iii) ABSTAIN from voting on such proposal.
A stockholder may, with respect to the proposal to approve the Landauer, Inc. Incentive Compensation Plan (i) vote FOR such proposal, (ii) vote AGAINST such proposal or (iii) ABSTAIN from voting on such proposal.

      The shares represented by every proxy received will be voted, and where a choice has been specified, the shares will be voted in accordance with the specification so made. If no choice has been specified on the proxy, the shares will be voted FOR the election of the nominees as directors, FOR approval of PricewaterhouseCoopers LLP as auditors and FOR approval of the Landauer, Inc. Incentive Compensation Plan. The proxy also gives authority to the proxies to vote the shares in their discretion on any other matter presented at the meeting. If a proxy indicates that all or a portion of the shares represented by such proxy are not being voted with respect to a particular proposal, such non-voted shares will not be considered present and entitled to vote on such proposal, although such shares may be considered present and entitled to vote on other proposals and will count for the purpose of determining the presence of a quorum. An abstention with respect to a proposal has the effect of a vote against a proposal. "Broker non-vote" are counted toward the quorum requirement but they do not affect the determination of whether a matter is approved. A broker non-vote occurs when a broker cannot vote on a matter because the broker has not received instructions from the beneficial owner and lacks discretionary voting authority with respect to that matter.









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


                    BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table provides information as of December 14, 2007 concerning beneficial ownership of Common Stock by each person known by Landauer to own beneficially more than 5% of the outstanding shares of Common Stock, each director, each director nominee, each executive officer named under the caption "Executive Compensation" and all directors and executive officers as a group. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to shares held in their names, subject to community property laws, if applicable.


                                                  Number of
                                                   Shares         Percent
                                                Beneficially        of
Name of Beneficial Owner                           Owned           Class
------------------------                        ------------      -------

T. Rowe Price Associates (1)                         857,300         9.3%
Royce & Associates, LLC (2)                          682,000         7.4%
Eaton Vance Management (3)                           671,857         7.3%
Robert J. Cronin (4)                                  14,600            *
Dr. E. Gail de Planque (4)                             7,050            *
Stephen C. Mitchell                                    1,925            *
Richard R. Risk (4)                                    8,500            *
Thomas M. White (5)                                    4,100            *
Michael D. Winfield (4)                               12,199            *
William E. Saxelby (6)                                63,632            *
Jonathon M. Singer                                     8,252            *
Richard E. Bailey                                      3,661            *
Dr. R. Craig Yoder (6)                                77,564            *
Gregory A. Ozga                                        6,164            *
All directors and executive officers
    as a group (11 persons) (7)                      207,647         2.3%
__________

  *   Less than one percent.

(1) As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2007. Includes 577,600 shares owned by the T. Rowe Price Small Cap Value Fund, Inc. T. Rowe Price Associates expressly disclaims that it is the beneficial owner of such securities. This stockholder's address is 100 East Pratt Street, Baltimore, MD 21202.

(2) As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on January 23, 2007. This stockholder's address is 1414 Avenue of the Americas, New York, NY 10019.

(3) As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on January 29, 2007. This stockholder's address is 255 State Street, Boston, MA 02109.

(4) Includes 4,500 shares subject to options exercisable within 60 days after December 14, 2007.

(5) Includes 1,500 shares subject to options exercisable within 60 days after December 14, 2007.

(6) Includes 50,000 shares subject to options exercisable within 60 days after December 14, 2007.

(7) Includes 119,500 shares subject to options exercisable within 60 days after December 14, 2007.






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


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires Landauer's officers and directors and persons who beneficially own more than ten percent of Landauer's Common Stock ("Reporting Persons") to file reports of beneficial ownership and changes in such ownership with the Securities and Exchange Commission ("SEC"). Reporting Persons are required by SEC regulation to furnish Landauer with copies of all Section 16(a) reports they file and Landauer is required to post such reports on its website, http://www.landauerinc.com.

      Based solely on a review of the Form 3, 4 and 5 filings received from, or filed by Landauer on behalf of, Reporting Persons since the beginning of fiscal year 2007, Landauer is not aware of any failure to file on a timely basis any Form 3, 4 or 5 during fiscal year 2007.


                            ELECTION OF DIRECTORS

      Members of Landauer's Board of Directors are divided into three classes serving staggered three-year terms, with a total of nine directors authorized. The terms of three of the seven current directors expire at the annual meeting. Three of these directors, Robert J. Cronin, Richard R. Risk and William E. Saxelby, are Landauer's nominees for re-election to a three-year term. Gary D. Eppen retired from the Board of Directors on February 8, 2007. Following Dr. Eppen's retirement there are two vacancies on the Board of Directors, which the Board of Directors may fill at a later date. Our by-laws provide that nominations for directorships by stockholders may be made only pursuant to written notice received at our principal office not less than 50 nor more than 75 days prior to the meeting. No such nominations were received for the meeting. Proxies may not be voted for a greater number of persons than the three named nominees.

Directors are elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Thus, assuming a quorum is present, the three persons receiving the greatest number of votes will be elected to serve as directors. Accordingly, withholding authority to vote for a director and non-votes with respect to the election of directors will not affect the outcome of the election of directors. If a nominee should become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NAMED NOMINEES AS DIRECTORS OF LANDAUER.

      The following table contains certain information as to the three nominees for election at the annual meeting and each other person whose term of office as a director will continue after the meeting. The nominees for election at the meeting are indicated by an asterisk.

                   Expira-
                    tion
                   Date of
                   Current   Past Business Experience              Director
Name                Term     and Other Directorships                Since
----               -------   ------------------------              --------

* Robert J.
   Cronin (3)       2008     Since 2001, Partner, The Open           1997
   Age - 63                  Approach LLC, a provider of
                             consulting services to the
                             printing industry.  From
                             November 2005 to April 2006,
                             Chairman and Chief Executive
                             Officer, York Label, Inc.,
                             a supplier of pressure-sensitive
                             labels and related systems.
                             Until January 2000, Chairman
                             of the Board and Chief Executive
                             Officer of Wallace Computer
                             Services; previously President,
                             Chief Executive Officer and
                             Director; now retired.  Mr. Cronin
                             joined Wallace Computer Services
                             in 1967.  Wallace Computer Services
                             is a provider of information
                             management products, services
                             and solutions.  Mr. Cronin is
                             also a director of various
                             privately held corporations.

  Dr. E. Gail
   de Planque       2010     Since 2000, President, Strategy         2001
   (2,4)                     Matters, Inc., and, since 1998,
   Age - 63                  Director, Energy Strategists
                             Consultancy, Ltd., each providing
                             consulting services to the energy
                             and nuclear industries.  From
                             1991 to 1995, Dr. de Planque was
                             a Commissioner with the U.S.
                             Nuclear Regulatory Commission.
                             In 1967, she joined the Health
                             and Safety Laboratory of the U.S.
                             Atomic Energy Commission (now
                             the Environmental Measurements
                             Laboratory) where she served
                             as Director from 1987 to 1991
                             and as Deputy Director from
                             1982 to 1987.  Dr. de Planque
                             is currently a director of
                             Northeast Utilities, and BHP
                             Billiton Limited and BHP Billiton
                             Plc; and formerly a director
                             of TXU Corp., BNFL Plc and BNG
                             America, Inc.

  Stephen C.
   Mitchell         2009     Since 2001, President, Knight           2005
   (1,3,4)                   Group LLC, a privately held
   Age - 64                  firm providing services for the
                             start-up and management of
                             new ventures.  Since 1995,
                             Vice Chairman and Director,
                             Knight Facilities Management,
                             Inc., a company providing
                             outsourcing of facilities
                             management services for
                             industrial and commercial
                             clients worldwide.  Until

                   Expira-
                    tion
                   Date of
                   Current   Past Business Experience              Director
Name                Term     and Other Directorships                Since
----               -------   ------------------------              --------

                             2001, President, Chief Operating
                             Officer and Director, Lester B.
                             Knight & Associates, Inc., a
                             company involved in the planning,
                             design and construction of
                             advanced technology research
                             and development and manufactur-
                             ing facilities.  Mr. Mitchell
                             is also a director of Apogee
                             Enterprises, Inc., a manufacturer
                             of glass products for the
                             automotive, construction and
                             art framing markets.

* Richard R. Risk
   (2,3)            2008     President and Chief Executive           1997
   Age - 61                  Officer of Advocate Health Care
                             until April 2002; now retired.
                             Previously Mr. Risk served as
                             President and CEO of EHS Health
                             Care (merged with Advocate
                             Health Care).  Advocate Health
                             Care specializes in health care
                             management.

* William E.
   Saxelby          2008     President and Chief Executive           2005
   Age - 51                  Officer of Landauer, Inc. since
                             September 2005.  Until September
                             2005, Mr. Saxelby provided consulting
                             services to certain private equity
                             firms.  From 1999 to 2003, President
                             and Chief Executive Officer,
                             Medical Research Laboratories, Inc.,
                             a manufacturer of defibrillators.
                             From 1996 to 1999, Corporate Vice
                             President, Allegiance Healthcare,
                             a spin-off of Baxter International.
                             From 1978 to 1996, Mr. Saxelby held
                             executive positions with Baxter
                             International and its American
                             Hospital Supply subsidiary.

  Thomas M.
   White (1,2)      2009     Operating executive for Apollo          2004
   Age - 50                  Management L.P., a private equity
                             firm, since June 2007.  From June
                             2002 to March 2007, he served as
                             Chief Financial Officer and
                             Treasurer of Hub Group, Inc.
                             Prior to joining the Hub Group,
                             Mr. White was a partner with
                             Arthur Andersen LLP, which he
                             joined in 1979.  Mr. White serves
                             on the board of directors of FTD
                             Group, Inc., Hilex Poly, Inc.
                             and Quality Distribution, Inc.
                             Mr. White is a Certified Public
                             Accountant.

                   Expira-
                    tion
                   Date of
                   Current   Past Business Experience              Director
Name                Term     and Other Directorships                Since
----               -------   ------------------------              --------

  Michael D.
   Winfield (1,4)   2010     Director of UOP LLC until January       1994
   Age - 68                  2003, a subsidiary of Honeywell
                             International, Inc. engaged in
                             the licensing of technologies to
                             the oil refining and petrochemical
                             industries, now retired.  Mr. Winfield
                             was President and Chief Executive
                             Officer of UOP from February 1992
                             to January 2001, and a Vice President
                             from 1983 to 1992.  He is also a
                             director of Timminco Limited, a
                             leading specialty metals provider.

Member of the (1) Audit Committee, (2) Compensation Committee, (3) Gover-nance and Nominating Committee, (4) Technology Committee


                      BOARD OF DIRECTORS AND COMMITTEES

      During fiscal 2007, the Board of Directors held a total of five meetings. No director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which such director served.

      The Board of Directors has an Audit Committee, Compensation Committee, Governance and Nominating Committee and Technology Committee. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information and recommends to the Board of Directors, the appointment of independent public accountants. The Company has determined that Thomas M. White and Michael D. Winfield each qualify as an "audit committee financial expert" as defined in Item 407(d) of Regulation S-K, and that each is "independent" as the term is used in Item 407(a) of Regulation S-K. The Compensation Committee approves all executive compensation and has responsibility for granting equity awards to eligible members of management and administering the Company's equity and incentive compensation plans. The Governance and Nominating Committee establishes corporate governance policy and selects nominees for the Board of Directors. (See "Process for Nominating Directors.") The Technology Committee provides oversight and counsel with respect to the Company's development and use of appropriate technologies in its products and services. The membership of each Committee consists solely of non-employee directors who meet the independence standards established by the New York Stock Exchange. During fiscal 2007, the Audit Committee met ten times (including the meetings required to conduct its quarterly financial reviews), the Compensation Committee met ten times, the Governance and Nominating Committee met five times and the Technology Committee met four times.

      Each Committee has adopted a formal written charter, approved by the full Board of Directors, that specifies the scope of the Committee's responsibilities and procedures for carrying out such responsibilities. A copy of each charter is available on the Company's website at http://www.landauerinc.com and printed copies are available from the Company on request. The Board of Directors has also adopted Governance and Nominating Standards, a Code of Business Ethics applicable to all directors and employees and a Code of Conduct for Senior Financial Executives applicable to the principal executive, financial and accounting officers of the Company. Copies of each of these documents are available on the Company's website at http://www.landauerinc.com and printed copies are available from the Company on request. The Company intends to post on its website any amendments to, or waivers from, its Code of Business Ethics or Code of Conduct for Senior Financial Executives applicable to such senior officers.


                          INDEPENDENCE OF DIRECTORS

      Under the Company's Governance and Nominating Standards, a significant majority of the Board should be composed of Independent Directors as those terms are defined in the New York Stock Exchange ("NYSE") listing standards. A director is independent under the NYSE listing standards if the Board affirmatively determines that the director has no material relationship with the Company directly or as a partner, stockholder or officer of an organization that has a relationship with the Company. In addition, the NYSE listing standards provide that a director will not be independent if he or she has any of the following relationships (each, a "disqualifying relationship"):

..     The director is an employee of the Company or has been an employee of the Company at any time within the preceding three years.

..     A member of the director's immediate family is an executive officer of the Company or has been an executive officer of the Company at any time within the preceding three years.

..     The director or an immediate family member of the director received during any 12-month period within the last three years more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

..     The director is a current partner or employee of the Company's internal or external audit firm, or the director was within the past three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time.

..     A member of the director's immediate family (i) is a current partner of a firm that is the Company's internal or external auditor, (ii) is a current employee of such a firm and participates in the firm's audit, assurance or tax compliance (but not tax planning) practice or
      (iii) was within the past three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time.

..     The director is, or within the preceding three years has been, employed by another company where any of the Company's present executives at the same time serves or served on that company's compensation committee.

..     A member of the director's immediate family is, or within the preceding three years has been, employed as an executive officer of another company where any of the Company's present executives serves on that company's compensation committee.

..     The director is an executive officer or employee of a company that has made payments to, or received payments from, the Company in an amount that, in any one of the three most recent fiscal years, exceeded the greater of $1 million, or 2% of such other company's consolidated gross revenues.





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


..     A member of the director's immediate family is an executive officer of a company that has made payments to, or received payments from, the Company in an amount which, in any one of the three most recent fiscal years, exceeded the greater of $1 million, or 2% of such other company's consolidated gross revenues.

      The Board has affirmatively determined that no non-employee director has a material relationship with the Company directly or as a partner, stockholder or officer of an organization that has a relationship with the Company. The Board considered the relationship of one board member's participation on the board of a customer of the Registrant and determined that the relationship is not material. The Board has also concluded that no non-employee director has any of the disqualifying relationships identified previously. Consequently, the Board has determined that all non-employee directors are independent within the meaning of the NYSE listing standards and that the Board consists of a significant majority of independent directors. The Company's independent directors are Robert J. Cronin, E. Gail de Planque, Stephen C. Mitchell, Richard R. Risk, Thomas M. White and Michael D. Winfield. The Company's independent directors meet in regularly scheduled executive sessions and at other times, as they deem appropriate. Robert J. Cronin, Chairman of the Board of Directors, presides at these sessions.


                      PROCESS FOR NOMINATING DIRECTORS

      Landauer's Governance and Nominating Committee establishes and oversees adherence to the Board's corporate governance policies and guidelines, and establishes policies and procedures for the recruitment and retention of Board members. The Governance and Nominating Committee is comprised of three members, each of whom meets the independence requirements established by the New York Stock Exchange in respect of Governance and Nominating Committees.

      The Governance and Nominating Committee will consider nominees for the Board of Directors who have been properly and timely recommended by stockholders. Any recommendation submitted by a stockholder must include the same information concerning the candidate and the stockholder as would be required under Section 1.4 of the Company's by-laws if the stockholder were nominating that candidate directly. Those information requirements are summarized in this proxy statement under the caption "Stockholder Proposals." The Governance and Nominating Committee will apply the same standards in considering director candidates recommended by stockholders as it applies to other candidates. The Governance and Nominating Committee has not established any specific, minimum qualification standards for nominees to the Board. From time to time, the Governance and Nominating Committee may identify certain skills or attributes (e.g. healthcare industry experience, technology experience, financial experience) as being particularly desirable for specific director nominees.

      To date, the Governance and Nominating Committee has identified and evaluated nominees for director positions based on several factors, including referrals from management, existing directors, advisors and representatives of the Company or other third parties, business and board of director experience, professional reputation and personal interviews. Each of the current nominees for director listed under the caption "Election of Directors" is an existing director standing for re-election. Landauer has not historically paid any fee to a third party to identify or evaluate, or assist in identifying or evaluating, potential nominees. However, early in fiscal 2008, the Committee has engaged a third party search firm to identify potential candidates to be added to the Board in anticipation of the upcoming retirement of a current director. In connection with the 2008 annual meeting, the Governance and Nominating Committee did not receive any recommendation for a nominee from any stockholder or group of stockholders owning more than 5% of the Company's Common Stock.

                 COMMUNICATIONS WITH THE BOARD OF DIRECTORS
                BY STOCKHOLDERS AND OTHER INTERESTED PARTIES

      The Company's Annual Meeting of Stockholders provides an opportunity each year for stockholders and other interested parties to ask questions of or otherwise communicate directly with members of the Company's Board of Directors on matters relevant to the Company. Each of the Company's directors is requested to attend the Annual Meeting in person. All of the Company's directors attended the Company's 2007 Annual Meeting of Stockholders. In addition, stockholders and other interested parties may, at any time, communicate in writing with the full Board of Directors, any individual director or any group of directors, by sending such written communication to the full Board of Directors, individual director or group of directors at the following address: Landauer, Inc., 2 Science Road, Glenwood, Illinois 60425; Attention: Corporate Secretary (fax 708-441-
8556). Copies of written communications received at such address will be provided to the addressee unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of such communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company's business or communications that relate to improper or irrelevant topics.


                           EXECUTIVE COMPENSATION
                    COMPENSATION DISCUSSION AND ANALYSIS

      We are required to provide information regarding the compensation program in place for our CEO, CFO, our former CFO and the three other most highly compensated executive officers as of our last fiscal year end. In this proxy statement, we refer to these individuals as our "Named Executive Officers" or "NEOs." We hired a new CFO during the first month of the fiscal year; accordingly, we included compensation disclosure for both individuals that served as our principal financial officer during the year.

This section includes information regarding, among other things, the overall philosophy of our compensation program and each element of compensation that we provide.

OUR COMPENSATION PHILOSOPHY AND PRINCIPLES

      We design our compensation programs to maintain a performance and achievement-oriented environment throughout our company. The goals of the Company's executive compensation program are to:

..     Attract and retain highly talented executives capable of delivering long-term success;

..     Link directly the executives' interests with the interests of
      Landauer's stockholders; and

..     Motivate executives to achieve the Company's short and long-term business objectives via performance-driven incentive programs.

      Consistent with these goals, the Board has developed and approved an executive compensation philosophy to provide a framework for the Company's executive compensation program.

..     Total compensation will be targeted to be competitive with the marketplace in which executive talent is recruited. Competitive is defined as 50th percentile using market compensation information;

..     The mix of compensation elements is designed to reflect strategic business needs;

..     Incentive compensation is tied to short-term goals and long-term strategic plans in a balanced manner so that it supports the Company's efforts to achieve long-term success;


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


..     The degree of compensation at risk will positively correlate to responsibility level;

..     Performance is assessed on both financial and non-financial goals using qualitative and quantitative metrics;

..     Compensation should be differentiated based on factors that are relevant to each form of compensation; and

..     The interests of executives should be linked with those of the
      Company's owners through executive stock ownership.

      The executive compensation philosophy results in three major components of executive compensation: a competitive base salary reflective of the individual's role, responsibilities, experience and capabilities; a non-equity incentive tied to Company and individual annual performance; and long-term equity incentives tied to Company performance and individual level of responsibility to impact results over time. We determine the appropriate level of these components by using market compensation information as described more fully below.

THE COMPENSATION COMMITTEE

      The Compensation Committee assists our Board of Directors in fulfilling our Board's oversight responsibilities to administer our executive compensation program. Each member of the Committee is independent as defined in the corporate governance listing standards of the New York Stock Exchange and our director independence standards.

      The Committee reports to the Board of Directors on all compensation matters regarding our executives and other key salaried employees. The Committee annually reviews and recommends to the Board of Directors for approval the compensation (including annual base salary, annual non-equity incentive compensation, long-term equity incentive compensation and other employee benefits) for our executives and other key salaried employees. You may learn more about the Committee's responsibilities by reading the Committee's Charter, which is available in the "Corporate Governance" section on the "Investor Relations" page of our website at www.landauerinc.com.


BENCHMARKING AND ROLES OF CONSULTANTS AND EXECUTIVES

      During and after the end of each fiscal year, the CEO provides the Compensation Committee with feedback regarding the performance of the NEOs.

Annually and in the cases of NEO promotions or hires, the CEO makes recommendations to the Compensation Committee regarding the compensation package for each of the NEOs (other than himself). Based on its review of the benchmark information, individual performance (taking into account input from the CEO), input from its independent compensation consultant and other factors, the Compensation Committee makes recommendations to the Board regarding the compensation for the CEO and the other NEOs. Acting upon the recommendation of the Compensation Committee, the independent members of the Board, meeting in executive session, determine the compensation of the CEO and the other NEOs.

      To assist the Compensation Committee in discharging its responsibilities, the Committee has retained Hay Group, Inc. as its independent compensation consultant. The consultant's role is to advise the Committee on all executive compensation matters. Biennially, Hay Group presents the Compensation Committee with benchmarking data and information about other relevant market practices and trends, and makes recommendations to the Compensation Committee regarding target levels for various elements of total compensation for senior executives, which the Compensation Committee reviews and considers in its deliberations.

      The Committee's independent compensation consultant, Hay Group reports directly to the Compensation Committee. Periodically the CEO and CFO may work directly with the Committee's consultant primarily in the development of offers for new hires and assistance on the development of recommendations on the design of compensation programs to be presented to the Compensation Committee or the Board of Directors. This interaction between the Committee's consultant and management takes place under the approval of the Compensation Committee Chair.

      To ensure that our executive officer compensation is competitive in the marketplace, we use a formal job evaluation methodology to determine both the internal and external equity of our NEO's total compensation. Internal equity is considered in order to ensure that members of our executive management are compensated at an appropriate level relative to other members of our executive management, while external equity is a measure of how our compensation of executive management compares to compensation for comparable job content at other companies that are similar to our Company. Hay Group reviews each executive position using its proprietary method of job evaluation to assess the position's relative size. In this process, Hay considers the breadth of responsibilities, the complexity of the role, and the role's impact on the success of the business. Once each job is valued independently, Hay compares the jobs to determine relative relationships and then relates these job content sizes to pay opportunity levels based on compensation market data from Hay Group's Industrial Compensation report, a proprietary annual executive compensation survey with data on more than 100 executive level positions from 282 organizations. Given that Landauer, Inc. competes in a market with limited competitors, the Compensation Committee has determined that utilizing a broad industry survey with a focus on publicly traded companies and significant survey participation by the manufacturing sector, such as the Hay survey, is an appropriate method for benchmarking the Company's executive compensation practices.

      All components of our executive compensation package are targeted at the 50th percentile of Hay Group's survey data for targeted performance. Actual pay will vary above or below the 50th percentile depending on a number of factors including individual performance, tenure with the organization and overall Company performance.

      The Compensation Committee annually reviews relevant compensation market data, trends and best practices in executive compensation, and executive pay tallies for the Company's NEOs to ensure that the design of our program is consistent with our compensation philosophy and that the amount of compensation is within appropriate competitive parameters. Based on this review, the Compensation Committee has concluded that the total compensation of each NEO (and, in the case of the severance and change-in-control scenarios, potential payouts) is appropriate and reasonable.

ELEMENTS OF OUR COMPENSATION PROGRAM

      Our executive officer compensation package includes a combination of annual cash and long-term incentive compensation. Annual cash compensation for executive officers is comprised of base salary plus annual non-equity incentive bonuses. Long-term incentives consist of a combination of restricted share grants with performance and time based vesting characteristics.

ELEMENT           PURPOSE                     CHARACTERISTICS
-------           -------                     ---------------

Base Salary       Compensate executives       Fixed component; eligi-
                  for their level of          bility for annual merit
                  responsibility and          increases based on
                  sustained individual        sustained individual
                  performance. Also help      performance.
                  attract and retain
                  strong talent.

Annual Non-       Promote the achievement     Performance-based cash
Equity Incentive  of Landauer's annual        opportunity; amounts
Compensation      financial goals, as         earned will vary relative
                  well as individual          to the targeted level
                  goals.                      (benchmark 50th percen-
                                              tile) based on company
                                              and individual results
                                              as defined in the "2000
                                              Incentive Compensation
                                              Plan for Executive
                                              Officers" (Available at
                                              www.landauerinc.com).

Long-Term         Promote the achievement     Performance-based equity
Equity Incentive  of Landauer's long-term     and restricted equity
Compensation      corporate goals, support    grants based upon
                  executive retention and     achievement of strategic
                  encourage executive         priorities and retention
                  stock ownership.            with the company.  Annual
                                              grants through the "2005
                                              Long-Term Incentive Plan"
                                              (Available at
                                              www.landauerinc.com).

Retirement Plans  Provide an appropriate      Defined benefit pension
                  level of replacement        plan with a supplemental
                  income upon retirement.     key executive retirement
                  Also provide an incentive   plan available to certain
                  for a long-term career      executives.
                  with Landauer, which is
                  a key objective.

Post-Termination  Facilitate the attraction   Contingent component; only
Compensation      and retention of high       payable if the executive's
                  caliber executives in a     employment is terminated
                  competitive labor market    as specified in the
                  in which formal severance   arrangements (amount of
                  plans are common.           severance benefits varies
                                              by level in the organi-
                                              zation).

      In setting total compensation, we apply a consistent approach for all executive officers. Also, the Compensation Committee exercises appropriate business judgment in how it applies its standard approach to the facts and circumstances associated with each executive. Additional detail about each pay element follows.

      BASE SALARIES: Data on salaries paid to comparable positions in the Hay Survey are gathered and reported biennially to the Compensation Committee by its independent compensation consultant. The Compensation Committee, after receiving input from the compensation consultant, recommends to the Board for its consideration and approval the salaries for the CEO, CFO and other NEOs. The CEO provides input for the salaries for the CFO and other NEOs. The Compensation Committee generally seeks to establish base salaries for the CEO, CFO and other NEOs at the 50th percentile of our compensation benchmark, which is the targeted market position to facilitate our attraction and retention of executive talent.

      In fiscal 2007, the salaries of each NEO approximated, on average, the compensation benchmark median, with the exception of the CEO who was at approximately 85% of the benchmark median. The reason the CEO is below the median is primarily historical, as the CEO was hired prior to the Compensation Committee's engagement of Hay Group, Inc. as its independent compensation consultant. The Company began to utilize the Hay Group data for establishing executive compensation in fiscal 2006. As a result of Hay's initial review of Mr. Saxelby's compensation and relevant market data, the Compensation Committee and the Board determined that his compensation would be adjusted over a two-year period (based upon performance) to bring him into alignment with the Company's compensation philosophy by fiscal 2008.

      ANNUAL NON-EQUITY INCENTIVES: Annual non-equity incentive awards to the CEO, CFO and NEOs are paid under the terms of the "2000 Incentive Compensation Plan for Executive Officers". Annual incentive awards for the CEO, CFO and other NEOs are intended to promote the achievement of Landauer's annual financial goals, as well as individual goals. The plan establishes an incentive pool which is related to aggregate executive officer base salary and performance of Landauer relative to (i) budgeted operating income and (ii) achievement of budgeted revenues.

      Similar to the process for base salary, data for non-equity incentives paid to comparable positions in the Hay Survey are gathered and reported biennially to the Compensation Committee by the independent compensation consultant. The Compensation Committee, after receiving input from the compensation consultant, recommends to the Board for its consideration and approval the non-equity incentives for the CEO, CFO and other NEOs. The target incentive compensation award ("ICA"), as a percentage of individual executive officer base salary is 50% for the Chief Executive Officer and 40% for the CFO and other NEOs. These payout ratios are determined based upon targeting total cash compensation (base salary plus non-equity incentive compensation) at the 50th percentile as determined by the benchmarking study performed by the Committee's independent compensation consultant. Thus, the different payout ratios are not reflective of a different philosophy at work, but are reflective of different results driven by benchmarking. The actual size of the incentive compensation pool available for award varies based upon actual financial performance for operating income and revenue achievement.

      The operating income and revenue targets are established as part of the annual operating planning process. The targets are recommended by management and approved by the Board. The targets are intended to be representative of strong financial performance by the Company based upon market conditions and the expectations of stockholders. The scales of the payout ratios are intended to compensate management for the perceived effort required to achieve the targeted performance and reward management for the effort required to deliver results beyond expected levels.

      The Incentive Operating Income Target for fiscal 2007 was established as follows:

      Operating Income Plan                       $29,923,000
      Add: Incentive Comp Expense                   1,162,000
                                                  -----------
      Incentive Operating Income                  $31,085,000
                                                  ===========

      The plan provides for a payout at a ratio of targeted incentive compensation as follows:

   Actual Performance                                Payout Ratio
   ------------------                                ------------

110% Incentive Operating Income Achievement       150% of target award
100% Incentive Operating Income Achievement       100% of target award
<90% Incentive Operating Income Achievement         0% of target award

      The range of the scale for operating earnings achievement is intended to align management with the expectations of stockholders on earnings growth. Performance below 90% of planned operating earnings would be considered to be below our expectations. Similarly, performance at 110% to plan is believed to represent performance well beyond the expectations of the business.

      The Revenue Target for fiscal 2007 was $82,084,000. Achievement of the revenue target, as measured by percent actual-to-budget revenues, serves to modify the award calculated upon operating income achievement as follows:

                                                      Payout
      Actual Performance                             Modifier
      ------------------                             --------
      102% Revenue Achievement                         +20%
      >98% and <102% Revenue Achievement                 0%
      >96% and <98% Revenue Achievement                -20%
      94% Revenue Achievement                          -40%

      The range of the scale for revenue achievement is narrower than operating income due to the subscription nature of the business, which contributes to a fairly predictable revenue model. Given Landauer's current revenue share, the ability to drive performance significantly beyond a well developed plan is believed to be difficult. Similarly, performance well below planned levels is indicative of customer loss or execution failure on new customer initiatives. In either case, the Board believes management's influence on either scenario should be reflected in their bonus payout.

      The amount of potential incentive award for any executive officer is determined by multiplying the executive's base salary times the actual incentive award percentage. The actual incentive award percentage is the target award percentage (50% or 40%) multiplied by the percentage of target award determined by the operating income and revenue achievement components. Two-thirds of the target incentive award is payable to the executive officer based solely on financial performance. With respect to the one-third balance remaining in the pool for the fiscal year, the Compensation Committee will have the discretion to award any executive officer an amount ranging from zero to one-third of the award such executive officer would otherwise receive based upon achievement against personal objectives ("PMO"). Accordingly the total incentive award is calculated as follows:

      Potential ICA     =     (Annual Salary x Target %) x
                              (Payout Ratio + Payout Modifier)

      Actual ICA        =     (Potential ICA x 2/3) +
                              (Potential ICA x 1/3 x % PMO achievement)

      Personal objectives are established annually and are aligned with the strategic priorities of the company. Areas for personal objectives in fiscal 2007 included:

..     Expansion of product and service offerings;

..     Progress toward implementation of the company's systems initiative;

..     Achievement of accreditation requirements and regulatory compliance;
      and

..     Development of a long-term corporate growth strategy.

      Any amounts not so awarded may, at the discretion of the Committee, be reallocated to any other executive officer based upon the Committee's evaluation of the individual performance of the executive officer relative to written objectives and other factors, including the CEO's annual report to the Committee of the executive officers' performance.

      The aggregate amount of incentive compensation awards for any fiscal year under the Executive Officer Plan and other incentive compensation plans is limited to 200% of the targeted award for an individual and 6% of Landauer's operating income for such fiscal year. In fiscal 2007 total incentive compensation for Landauer under the Executive Compensation Plan approximated 6% of operating income.

      Recognizing that extraordinary positive or negative non-operating events can and do occur, the Committee may elect to make adjustments to the incentive compensation calculations to reflect the impact of those events. During fiscal 2007 Landauer recorded non-cash charges of $2,875,000 for asset impairments and accelerated depreciation relating to legacy software systems. These charges were not included in the calculation of incentive operating income for purposes of determining the targeted payout. Landauer's actual Incentive Operating Income was 107.1% to plan and actual revenue was 101.99% to plan. This performance resulted in non-equity incentive compensation payouts at 135.5% of target. The NEO's averaged 94% PMO achievement resulting in an actual average payout of 133% of target.

      We rewarded Mr. Bailey a $50,000 discretionary bonus (payable in fiscal 2008 for fiscal 2007 performance) in addition to his normal ICA. This bonus is in recognition of the critical leadership he has provided on the company's system initiative and was determined based upon an evaluation of the value of his contribution relative to the overall impact to the project. In addition, we paid Mr. Singer a $75,000 signing bonus outside of the incentive compensation plan in fiscal 2007. The amount of the bonus was calculated to compensate him for certain perquisites, offered by his previous employer, that were not continued with Landauer.

      As part of this proxy statement, we are submitting for stockholder approval the Incentive Compensation Plan. The plan is an omnibus incentive compensation plan intended to provide the Compensation Committee increased flexibility in the design of the annual non-equity compensation plan. The non-equity current plan, which is a separate plan, requires the Compensation Committee to utilize operating income and plan revenue as the performance drivers for the financial component of non-equity incentive compensation. This does not provide the ability to change the drivers to other financial measures such as net income, cash flow, earnings per share, or other measures that the Committee may determine to be more closely aligned with the interests of our stockholders. The Incentive Compensation Plan provides a broader definition of performance drivers, based on discussions and review by the Compensation Committee.

      LONG-TERM INCENTIVES: Long-term incentive awards for the CEO, CFO and other NEOs are granted in order to promote the achievement of Landauer's long-term strategic goals. Each year, the Compensation Committee reviews and makes recommendations to the Board as to the long-term incentive awards for each of the NEOs. In determining the total value of the long-term incentive opportunity for each executive, the Compensation Committee reviews the benchmarking data presented by its independent compensation consultant on a position-by-position basis and attempts to provide a benefit at a competitive level. Landauer initially designed its current long-term incentive program in fiscal 2004 to facilitate a transition from stock options to restricted stock. The program was never fully implemented due to estimated impact on financial performance. In fiscal 2006, after review of the Company's business strategy and financial performance, the Compensation Committee directed management to fully implement the long-term incentive design.

      In general, the Committee has granted restricted shares with performance- and time-based vesting for periods ranging from one to three years. The objective of the Committee is to formalize the design of the current program with a consistent approach to the balance between performance and time-vested shares and a consistent timeline for the annual grant process.

      Current restricted shares are subject to a "substantial risk of forfeiture" and vest in accordance with performance and time restrictions. Each grant is allocated between performance based and time based vesting. For performance shares of restricted stock that will vest at the end of the restriction period, vesting is based upon the achievement of one or more performance goals. Up to 100% of the performance shares may be forfeited if the performance goals are not achieved.

      Long-term incentives are provided to Landauer's executives under the stockholder approved "2005 Long-Term Incentive Plan", or "LTIP". The LTIP permits grants of stock options, stock appreciation rights, restricted shares, restricted share units and performance shares and units. The plan is intended to meet the deductibility requirements of Section 162(m) of the Internal Revenue Code as performance-based pay, resulting in paid awards being fully deductible by Landauer for federal tax purposes.

      The Compensation Committee believes that providing long-term incentive awards in the form of equity awards best achieves the long-term compensation objectives of the organization. In March 2007, the Compensation Committee determined that the NEOs would receive 100% of their total long-term incentive opportunity in restricted shares. One-third of the shares granted shall vest upon the achievement of certain performance milestones, tied to achievement of strategic objectives, as determined by the Compensation Committee of the Board of Directors. These milestones correspond to the Board approved plan to support continued profitability and growth by investing in two areas:

..     Accelerating a program to re-engineer business processes and replace the Company's information technology systems that support customer relationship management and the order-to-cash cycle ("Project Comet"), and

..     Expanding its investment in sales and marketing resources to reach targeted markets for growth ("Small Market").

      The performance milestones are time based and budget based as follows:

                     Project Comet               Small Market
                     -------------               ------------
Weighting of
  Performance-
  Based Grant        75%                         25%

Time Measure         Operational by 03/31/08     Operational by 09/30/07

Cost Measure         Within +/- 10% of           Within 10% of budgeted
                     original budget of          operating loss of
                     $9,875,000                  $511,000

Quality Measure      Planned applications        Achieving within +/-
                     are implemented and         of budgeted revenue
                     system operates at
                     expected levels

      The performance measures were established to align with the project budgets and achievement of the project objectives. The milestones are believed to be challenging, but are supported by detailed plans.

      Of the remaining shares granted in fiscal 2007, one-third of the shares subject to the Award shall vest on September 30, 2008, and the remaining one-third of the shares subject to the award shall vest on September 30, 2009. All of the shares are eligible for dividends at the same rate paid to the stockholders. The Compensation Committee believed that in fiscal 2007 the combination of performance based and time vesting shares represented the appropriate balance between long-term compensation at risk and the retention goals of our compensation philosophy.

      The Compensation Committee has determined that future equity grants will be allocated 70% to performance based vesting and 30% to time based vesting. This change in balance between performance based and time vesting shares was implemented in alignment with the development of Landauer's long-term growth strategy. The Committee believes the shift in balance to performance shares signals support for the Company's growth strategy, motivates management for the appropriate balance between short-term and long-term decision making and aligns management's long-term compensation closely with the interest of our stockholders. The shares subject to performance based vesting will not be eligible for dividends until the performance goals have been achieved and the restriction is released by the Board. During the performance periods, dividends will be accrued as additional shares subject to the same performance vesting requirements.

      The Board has generally followed a practice of making all equity grants to executive officers on a single date each year. Prior to the relevant Board meeting, the Compensation Committee has reviewed an overall stock award pool for all participating employees (approximately 11 in fiscal 2007) and recommendations for individual grants to executives. Based on the recommendation from the Compensation Committee, the Board reviews and approves the overall pool and the individual equity grants to executives.

      In fiscal 2007 the annual grant was delayed due to modification of the original operating plan to reflect the Board's approval of a plan to support continued profitability and growth by investing in the two areas discussed earlier. The Board determined it was appropriate to await the development of these key programs to integrate into the performance objectives for the fiscal 2007 grant given the significance of the initiatives to the long-term performance of the Company.

      While most of our equity awards to NEOs have been made historically pursuant to our annual grant program, the Compensation Committee and Board retain the discretion to make additional awards to executives at other times for recruiting or retention purposes. Mr. Singer was granted awards for 2,350 shares in fiscal 2007 to support his recruitment to the Company. We do not have any program, plan or practice to time "off-cycle" awards in coordination with the release of material non-public information.

      All equity awards are made pursuant to our LTIP. Awards of equity to employees below the executive level are made by our CEO, pursuant to authority delegated by the Board and subject to the Board-approved allocation.

      Landauer's executive officers are subject to a stock ownership goal of two times the executive's current annual base salary. The Compensation Committee has established stock ownership guidelines for our NEOs because the Compensation Committee believes that substantial ownership of the Company's stock will further align the NEOs' interests with the interests of our stockholders. Stock counted towards the ownership goal includes Landauer shares owned outright or beneficially owned (i.e., held directly or indirectly with spouse or minority aged dependent children), and grants of time- and/or performance-based vested restricted shares. Unexercised stock options are not counted in the calculation of an executive's ownership goal achievement.

      Participants shall not sell shares of Landauer stock before meeting their applicable ownership goal (subject to approved exceptions). Upon reaching the applicable ownership goal, the expectation is that the targeted ownership will be maintained by the executive.

      Exceptions may be approved in situations involving financial hardship or limited estate planning transactions. Requests for exceptions will be submitted to the Company's SVP and Chief Financial Officer for review by the President and CEO on a case-by-case basis. Any exceptions approved by the President and CEO will be reported to the Compensation Committee.

      RETIREMENT PLANS: The NEOs participate in the full range of benefits and are covered by the same plans (with exceptions noted) on the same terms as provided to all of Landauer's U.S. salaried employees. The plans are designed to provide an appropriate level of replacement income upon retirement.

      Our pension program includes a supplemental plan for certain executives, which allows us to provide benefits comparable to those which would be available under our IRS qualified plans if the IRS regulations did not include limits on covered compensation and benefits. We refer to these plans as "restoration plans" because they restore benefits that would otherwise be available under the plans in which all of our U.S. salaried employees are eligible to participate. These plans use the same benefit formulas as our broad-based IRS qualified plans, and use the same types of compensation to determine benefit amounts. Further discussion of these plans can be found under the heading "Retirement Plans and Supplemental Retirement Plan" on page 26 of this proxy statement.

      POST-TERMINATION COMPENSATION: We have entered into severance agreements with certain NEOs. NEOs that do not have individual severance agreements with us are covered by our Severance Plan applicable to all employees. These severance agreements and our Severance Plan provide for payments and other benefits if the NEO's employment terminates for a qualifying event or circumstance, such as being terminated without "Cause" or leaving employment for "Good Reason," as these terms are defined in the applicable severance agreement and the Severance Plan. Additional information regarding these severance agreements and our Severance Plan, including definition of key terms and a quantification of benefits that would have been received by our NEOs had termination occurred on September 30, 2007, is found under the heading "Severance Agreements" on page 28 of this proxy statement.

      The Compensation Committee believes that these severance arrangements are an important part of overall compensation for our NEOs. The Compensation Committee believes that these arrangements will help to secure the continued employment and dedication of our NEOs prior to or following a change in control, notwithstanding any concern that they might have regarding their own continued employment. The Compensation Committee also believes that these arrangements are important as a recruitment tool and, to a lesser extent, retention device, as many of the companies with which we compete for executive talent have similar arrangements in place for their senior employees. The Compensation Committee believes that these benefits are simple to understand, transparent and fair to our stockholders and each NEO.


                        COMPENSATION COMMITTEE REPORT

      The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.


MEMBERS OF THE COMPENSATION COMMITTEE:

      Richard R. Risk, Chairman
      E. Gail de Planque
      Thomas M. White

                                             SUMMARY COMPENSATION TABLE
                                      For Fiscal Year Ending September 30, 2007

                                                                                   Change in
                                                                                    Pension
                                                                                     Value
                                                                                   and Non-
                                                                          Non-     qualified
                                                                         Equity     Deferred    All
                                                                        Incentive   Compen-    Other
                                                     Stock     Option     Plan      sation     Compen-
                                            Bonus    Awards    Awards   Compensa-  Earnings    sation
Name and                         Salary      (3)      (4)       (4)      tion (5)     (6)       (7)       Total
Principal Position        Year    ($)        ($)      ($)       ($)       ($)         ($)       ($)        ($)
------------------        ----  --------  --------  --------  --------  ---------  ---------  --------  --------
William E. Saxelby
  President and
    Chief Executive
    Officer. . . . . . .  2007   437,122         -   157,889         -    284,514     66,447     1,460   947,432

Jonathon M. Singer (1)
  Senior Vice President
    and Chief Financial
    Officer. . . . . . .  2007   236,716    75,000   142,320         -    133,159      8,587     1,150   596,932

James M O'Connell (2)
  Senior Vice President
    and Chief Financial
    Officer. . . . . . .  2007    94,604     1,321         -       904          -    181,602     1,160   279,591

Richard E. Bailey
  Senior Vice President
    - Operations . . . .  2007   164,041    50,000    48,197         -     88,820     18,392     1,212   370,662

R. Craig Yoder
  Senior Vice President
    - Marketing and
    Technology . . . . .  2007   224,887         -    53,029     1,033    119,050     33,963     1,150   433,112

Gregory A. Ozga
  Vice President and
    Chief Information
    Officer. . . . . . .  2007   189,522         -    34,929         -    105,424     12,953     1,150   343,978






                                                         20





(1)   Mr. Singer joined the Company as Senior Vice President, CFO on October 16, 2006.

(2)   Mr. O'Connell resigned from his position as Vice President, CFO on October 15, 2006, and resigned from his employment with the Company on January 31, 2007.

(3)   Amounts earned under our 2000 Incentive Compensation Plan for Executive Officers, which in previous years were reported in the "Bonus" column, are now reported in the "Non-Equity Incentive Plan Compensation"
      column.  Bonuses included in this column represent sign-on or discretionary bonuses.

(4)   The dollar value of restricted stock and stock options set forth in these columns is equal to the compensation cost recognized during fiscal 2007 for financial statement purposes in accordance with SFAS
      123R.  A discussion of the assumptions used in the valuation of equity awards is set forth in Note 1 of the
      Notes to Consolidated Financial Statements of our 2007 Annual Report to Stockholders.

(5)   The amounts set forth in this column were earned during fiscal 2007 and paid in November 2007, under our
      2000 Incentive Compensation Plan for Executive Officers.

(6)   Solely represents the increase in the actuarial present value of the named executive officer's accumulated benefit under the Company's defined benefit plans.  Dr. Yoder had a negative change of $9,278 in the actuarial present value of his Supplemental Key Executive Retirement Plan that is not included in the above disclosure.

(7)   The amounts set forth in this column for 2007 represent Company matching contributions to its 401(k) Plan.


























                                                         21


                                             GRANTS OF PLAN-BASED AWARDS
                                      For Fiscal Year Ending September 30, 2007

<caption>                                                                                                Grant
                                                                                            All Other    Date
                                                                                              Stock      Fair
                                   Estimated Future Payouts     Estimated Future Payouts     Awards:     Value
                                  Under Non-Equity Incentive     Under Equity Incentive      Number     of Stock
                                         Plan Awards (1)           Plan Awards (2,3)        of Shares     and
                                 ---------------------------  ---------------------------   of Stock     Option
                                  Thres-                       Thres-                          or        Awards
                                  hold      Target  Maximum    hold      Target  Maximum    Units (2)      (4)
Name                 Grant Date    ($)       ($)      ($)       (#)       (#)      (#)         (#)         ($)
------------------   ----------  --------  -------- --------  --------  -------- --------   ---------   --------

William E. Saxelby            -         -   215,000  430,000
                     03/13/2007                                      -     5,454        -           -    263,374

Jonathon M. Singer            -         -   100,625  201,250
                     03/13/2007                                      -     4,581        -                221,216
                     10/17/2006                                                              2,350(5)    122,412

James M. O'Connell            -         -         -        -         -         -        -           -          -

Richard E. Bailey             -         -    66,213  132,426
                     03/13/2007                                      -     2,182        -           -    105,369

R. Craig Yoder                -         -    90,896  181,792
                     03/13/2007                                      -     2,073        -           -    100,105

Gregory A. Ozga               -         -    78,591  157,182
                     03/13/2007                                      -     1,527        -           -     73,739

















                                                         22





(1)   The amounts set forth in these columns reflect the annual cash incentive compensation amounts that potentially could have been earned during 2007 based upon the achievement of performance goals under our
      2000 Incentive Compensation Plan for Executive Officers.  The amounts earned in 2007 by our named executives have been determined and were paid in November 2007.  The amounts paid are included in the "Non-Equity
      Incentive Plan Compensation" column of the 2007 Summary Compensation Table.

(2)   Equity awards were granted under the Company's 2005 Long-Term Incentive Plan.

(3)   Equity awards granted on March 13, 2007 are restricted stock awards.  One-third of the shares subject to the award shall vest upon the achievement of certain performance milestones (as described on page 17 above), tied to achievement of strategic objectives. One-third of the shares subject to the award shall vest on
      September 30, 2008, and the remaining one-third of the shares subject to the award shall vest on
      September 30, 2009.

(4)   The values are equal to the aggregate grant date fair value of restricted stock computed in accordance with
      SFAS 123R.  A discussion of the calculation of the grant date fair value is set forth in Note 1 of the Notes to Consolidated Financial Statements of our 2007 Annual Report to Stockholders.

(5)   Mr. Singer was awarded 850 shares of restricted stock of which 425 shares vested on April 16, 2007.  The remaining 425 shares vests on April 16, 2008, subject to his employment on that date.  Additionally, he was awarded 1,500 shares of restricted stock of which one-third vests each October 17, 2007, 2008, and 2009.




























                                                         23


                                    OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
                                      For Fiscal Year Ending September 30, 2007

                                                     Option Awards                           Stock Awards
                                      -------------------------------------------    ----------------------------
                                                                                                       Equity
                                                                                        Equity        Incentive
                                                                                      Incentive     Plan Awards:
                                                                                     Plan Awards:     Market or
                                       Number of                                       Number of    Payout Value
                                       Securities                                      Unearned      of Unearned
                                       Underlying                                       Shares      Shares, Units
                                      Unexercised                                     Units Or        or Other
                                        Options         Option                       Other Rights    Rights That
                                       Exercis-        Exercise         Option        That Have       Have Not
                                       able (10)        Price         Expiration      Not Vested     Vested (1)
Name                                     (#)             ($)             Date            (#)             ($)
-----------------                    ------------    ------------    ------------    ------------   -------------

William E. Saxelby . . . . . . . .         50,000           48.68        09/28/15       1,166 (2)          59,419
                                                                                        3,636 (3)         185,291
                                                                                        1,818 (4)          92,645

Jonathon M. Singer . . . . . . . .              -               -               -         425 (5)          21,658
                                                                                        1,500 (6)          76,440
                                                                                        3,054 (3)         155,632
                                                                                        1,527 (4)          77,816

James M. O'Connell . . . . . . . .              -               -               -           -                   -

Richard E. Bailey. . . . . . . . .              -               -               -         500 (7)          25,480
                                                                                        1,455 (3)          74,147
                                                                                          727 (4)          37,048

R. Craig Yoder . . . . . . . . . .         10,000           26.44        11/12/09       1,000 (8)          50,960
                                            8,000           34.50        11/05/12       1,382 (3)          70,427
                                           16,000           39.62        11/13/13         691 (4)          35,213
                                           16,000           46.80        12/03/14

Gregory A. Ozga. . . . . . . . . .              -               -               -         700 (9)          35,672
                                                                                        1,018 (3)          51,877
                                                                                          509 (4)          25,939





                                                         24





(1)   The amounts set forth in this column equal the number of shares of restricted stock indicated multiplied by the closing price of our common stock ($50.96) on September 28, 2007, the last business day of the fiscal year.  For restricted stock with performance conditions, the amounts assume the organization will achieve the performance criteria at targeted levels and the granted shares of restricted stock will vest based upon the achievement of the performance goals.  The amounts disclosed are not necessarily indicative of the amounts that may be realized by our named executives.

(2)   Vests on September 28, 2008.

(3)   50% of these shares vest on September 30, 2008 and 50% vests on September 30, 2009.

(4)   Vests on March 31, 2008 based upon achievement of certain performance goals.

(5)   Vests on April 16, 2008, subject to his employment on that date.

(6)   500 shares vest on each October 17, 2007, 2008 and 2009.

(7)   Vests on June 29, 2009.

(8)   Vests on May 16, 2009.

(9)   Vests on February 8, 2011.

(10)  All options are fully vested as of September 30, 2007.

























                                                         25

                      OPTION EXERCISES AND STOCK VESTED
                  For Fiscal Year Ending September 30, 2007

                           Option Awards               Stock Awards
                    -------------------------  --------------------------
                     Number of                   Number of
                      Shares        Value         Shares        Value
                    Acquired on  Realized on    Acquired on  Realized on
                     Exercise    Exercise (1)    Vesting     Vesting (2)
Name                   (#)           ($)           (#)           ($)
------------------  -----------  ------------  ------------  ------------

William E. Saxelby            -             -         1,167        59,237

Jonathon M. Singer            -             -           425        21,454

James M. O'Connell       35,000       353,325             -             -

Richard E. Bailey             -             -             -             -

R. Craig Yoder           10,000       288,120             -             -

Gregory A. Ozga               -             -             -             -


(1) The value realized on the exercise of stock options is based on the difference between the exercise price and the average of the Company's high and low market price of its common stock on the date of exercise.

(2) The value realized on the vesting of restricted stock awards is based on the average of the Company's high and low market price of its common stock on the date of vesting.


RETIREMENT PLANS AND SUPPLEMENTAL RETIREMENT PLAN

      The Company provides employees the opportunity to participate in a 401(k) retirement savings plan. In order to encourage employee participation in the plan, the Company matches employee contributions up to a maximum of $1,150 per participant each calendar year. The NEOs participate in the 401(k) plan on the same terms as other eligible employees.

      Landauer provides a defined benefit pension plan for all employees to provide an appropriate level of replacement income upon retirement and also to provide an incentive for a long-term career with Landauer, which is a key objective. For key executives, the basic benefit has been supplemented with a SERP to address U.S. tax law limitations placed on the benefits in the general retirement program.

      Benefits under the Company's defined benefit pension plan are based upon the average of the annual rates of compensation in effect as of October 1 of each year for the period of five consecutive years which produces the highest such average and also based on years of service as set forth below. U.S. tax law places limitations on the annual compensation eligible for benefit consideration and on the aggregate annual amount payable to an individual under qualified retirement plans.

      Benefits under the Company's supplemental retirement plan provides a monthly pension which, when added to the pension payable from the qualified retirement plan, provides a monthly pension of 2% of a participant's final pay, adjusted to reflect a 5-year average of incentive pay, for each year of service with the Company (up to a maximum of 25 years). In addition, the benefit is reduced to reflect any distributions previously received from the profit-sharing plan back in 1987, and it is payable as a life annuity to unmarried participants and as a 50% joint-and-survivor annuity to married participants.

      The Employee Retirement Income Security Act of 1974 places limitations on benefits that may be paid under qualified retirement plans like the Company's defined benefit plan. For that reason, Messrs. Saxelby, O'Connell, and Dr. Yoder also participate in Landauer's supplemental key executive retirement plan, under which a participant is entitled to such payments during his life after retirement at age 65 as may be necessary, when added to his benefits under other company-funded retirement or profit sharing plans, to provide a minimum annual benefit equal to 50% of his highest five-year average compensation (including incentive compensation) or final year compensation (including five-year average incentive compensation), whichever is greater. Such payments continue to a participant's spouse after the participant's death, but at a percentage of 25%. Benefits are reduced by 2% (1% for surviving spouses) for each year of service less than 25 years. Pursuant to the terms of his employment agreement, Mr. Saxelby's benefit accrues at a rate such that after the first five years of employment (or in the event of his earlier termination by Landauer without cause or following a change in control) he will be credited with 20 years of service, subject to certain limitations.
Pursuant to his severance agreement, Mr. O'Connell was credited an additional 3 years of service.


                              PENSION BENEFITS
                  For Fiscal Year Ending September 30, 2007

                                                  Number of    Present
                                                    Years      Value of
                                                  Credited    Accumulated
                                                   Service    Benefit (1)
Name           Plan Name                             (#)         ($)
----           ---------                          ---------   -----------

William E.     Landauer, Inc. Supplemental Key
  Saxelby        Executive Retirement Plan                2        88,323
               Landauer, Inc. Retirement Plan             2        26,086

Jonathon M.
  Singer       Landauer, Inc. Retirement Plan             1         8,587

James M.       Landauer, Inc. Supplemental Key
  O'Connell      Executive Retirement Plan               20       499,558
  (2)          Landauer, Inc. Retirement Plan            17       376,884

Richard E.
  Bailey       Landauer, Inc. Retirement Plan             2        36,549

R. Craig       Landauer, Inc. Supplemental Key
  Yoder          Executive Retirement Plan               25       456,651
               Landauer, Inc. Retirement Plan            25       424,288

Gregory A.
  Ozga         Landauer, Inc. Retirement Plan             2        26,603

(1) Information on the valuation method and material assumptions applied in calculating the present value of accumulated benefit is set forth in Note 9 of the Notes to Consolidated Financial Statements of our 2007 Annual Report to Stockholders.

(2) Mr. O'Connell was awarded an additional three years of service under the Supplemental Key Executive Retirement Plan. The present value of accumulated benefit attributable to these additional three years is $133,187, which has been included in the disclosure above.

OTHER COMPENSATION

      Landauer does not provide any perquisites to its executives.

SEVERANCE AGREEMENTS

      On May 22, 2002, Landauer adopted the Landauer, Inc. Executive Special Severance Plan (the "Severance Plan") in which certain of Landauer's executives, including Mr. Saxelby, Mr. Singer, Mr. Bailey and Dr. Yoder, participate. Under the Severance Plan, in the event of a change in control if, (i) the executive's employment is terminated involuntarily without cause or is terminated by the executive for good reason (as defined in the plan) within two years following a change in control, or (ii) the executive elects to terminate employment for any reason during the 30-day period immediately following the one-year anniversary of a change in control, the executive will receive a lump sum payment equal to three times (in the case of Mr. Saxelby) or two times (in the case of Mr. Singer, Mr. Bailey and Dr. Yoder) the sum of: (i) the highest annual rate of the executive's base salary during the 12-month period immediately prior to his termination and (ii) the greater of the executive's target annual bonus or the average annual bonus received during the three fiscal years prior to termination. In addition, the terminated executive will become fully vested in his accrued benefit under the supplemental key executive retirement plan (described above) and will receive a lump sum payment equal to the actuarial equivalent of his accrued benefit under that plan. The terminated executive also will receive continued medical, dental and life insurance coverage for up to three years (in the case of Mr. Saxelby) or up to two years (in the case of Mr. Singer, Mr. Bailey and Dr. Yoder), as well as outplacement services. The Severance Plan requires the executive to enter into a noncompetition/nonsolicitation agreement and execute a general release of claims against Landauer and its affiliates to receive the severance payments and benefits described above.

      Additionally, the Severance Plan provides that, immediately upon a change in control, all of the executive's outstanding stock options and other equity awards become exercisable, or vested, in full, and any outstanding stock options will remain exercisable until the earlier of the first anniversary of the executive's termination of employment and the original expiration date of the option.

      For purposes of the Severance Plan, a "change in control" generally means (i) certain acquisitions of 30% or more of the then outstanding shares of Common Stock, (ii) a change in the Board of Directors resulting in the incumbent directors ceasing to constitute at least a majority of the Board of Directors, (iii) the consummation of a reorganization, merger or consolidation, or sale or disposition of all or substantially all of the assets of Landauer (unless, among other conditions, Landauer's stockholders receive more than 60% of the stock of the resulting company) or (iv) the consummation of a plan of a liquidation or dissolution of Landauer.

      The Severance Plan also provides that if any payment made under the Severance Plan or otherwise to a covered executive would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, Landauer will make an additional payment to the executive such that the executive receives a net amount equal to the amount he would have received if Section 4999 did not apply; provided, however, if the net after-tax benefit to the executive would not exceed by at least 10% the net after-tax proceeds without such additional payment and with a reduction of the benefits to an amount such that no excise tax is payable, Landauer will not make the additional payment and the executive's benefits will be reduced to such amount.

           PAYMENTS UPON TERMINATION FOLLOWING A CHANGE IN CONTROL
                 Assuming termination on September 30, 2007


                             Equity
                              with      Retire-    Continued
                            Acceler-     ment     Perquisites
                              ated       Plan         and
               Severance    Vesting    Benefits    Benefits
                Pay (1)       (2)         (3)         (4)         Total
Name              ($)         ($)         ($)         ($)          ($)
-------------  ----------  ----------  ----------  ----------  ----------

William E.
  Saxelby (5)   1,595,879     337,355     118,455      32,729   2,084,418

Jonathon M.
  Singer (6)      606,591     331,546           -      44,204     982,341

Richard E.
  Bailey          416,902     136,675           -      40,254     593,831

R. Craig
  Yoder           568,824     156,600     575,896      40,280   1,341,600

(1) The amounts represent lump-sum cash payments equal to three times base salary (in the case of Mr. Saxelby) or two times base salary (in the case of Mr. Singer, Mr. Bailey and Dr. Yoder) AND the greater of target annual bonus OR average annual bonus received during the prior 3 fiscal years.

(2) The amounts equal the number of shares of restricted stock outstanding at September 30, 2007 multiplied by the closing price of our common stock ($50.96) on September 28, 2007, the last business day of the fiscal year. For restricted stock with performance conditions, the amounts assume the performance criteria will be achieved at targeted levels at the time of a change in control.

(3) The amounts represent lump-sum cash payments equal to the actuarial equivalent of the executive's accrued benefit under the Supplemental Key Executive Retirement Plan.

(4) Amounts include continued medical, dental and life insurance coverage for up to 3 years (Mr. Saxelby) and 2 years for all others, as well as outplacement services.

(5) In the case of termination without cause, Mr. Saxelby would receive the same benefits as listed in this table, except the severance payout amount would be two times his base salary ($860,000).

(6) In the case of termination without cause, Mr. Singer would receive a severance payout equal to nine months base salary and prorated target bonus for the fiscal year in which termination occurs ($188,672).


COMPENSATION OF DIRECTORS

      During fiscal 2007, each non-employee director was paid an annual retainer in the amount of $30,000. Additionally, each Board and Committee chair was paid an annual retainer in the amount of $4,000, and each non-employee director was paid a fee in the amount of $1,000 per Board or Committee meeting attended. Such fees are paid quarterly. Landauer maintains a long-term incentive plan, established in 2005 and approved by stockholders, under which non-employee directors receive annual grants of restricted stock or restricted stock units. In February 2007, non-employee directors were each awarded grants of 700 restricted shares of Common Stock that vest in full on the third anniversary of the award or the date of the third succeeding annual meeting of stockholders, whichever is earlier. If the director ceases to be a member of the Board for any reason other than disability, retirement on or after age 70, or death, each Share subject to the award that has not vested prior thereto shall be forfeited by the director. Non-employee directors who are appointed to the Board at other than the annual meeting date are granted a prorated award. Landauer has a share ownership target for directors of stock valued at three times their annual retainer.

      Landauer formerly maintained a directors' retirement plan that provides certain retirement benefits for non-employee directors. This plan was terminated in January 1997. Benefits accrued under the retirement plan are frozen and will be payable to participating directors at age 70 after their retirement. As of September 30, 2007, the aggregate liability for these benefits amounted to $334,000, which has been accrued in the financial statements.


                            DIRECTOR COMPENSATION
                  For Fiscal Year Ending September 30, 2007

                                                     Change in
                                                      Pension
                                                     Value and
                  Fees                             Nonqualified
                 Earned      Stock       Option      Deferred
                 or Paid     Awards      Awards    Compensation
                 In Cash     (2,3,4)     (2,3,4)   Earnings (5)   Total
Name               ($)         ($)         ($)          ($)        ($)
-------------   ---------   ---------   ---------  ------------  --------

Robert J.
  Cronin           48,000      29,887       1,882             -    79,769

E. Gail
  de Planque       51,000      29,887       1,505             -    82,392

Gary D.
  Eppen (1)        25,500      39,677       1,882           678    67,737

Stephen C.
  Mitchell         57,000      27,604           -             -    84,604

Richard R.
  Risk             52,000      29,887       1,882             -    83,769

Thomas M.
  White            59,000      29,887       4,758             -    93,645

Michael D.
  Winfield         49,000      29,887       1,882           231    81,000

(1) Dr. Eppen retired from his position as a director on February 8, 2007.

(2) The dollar value of restricted stock and stock options set forth in these columns is equal to the compensation cost recognized during fiscal 2007 for financial statement purposes in accordance with SFAS 123R. A discussion of the assumptions used in the valuation of equity awards is set forth in Note 1 of the Notes to Consolidated Financial Statements of our 2007 Annual Report to Stockholders.

(3) The aggregate grant date fair values computed in accordance with SFAS 123R for the shares of restricted stock and option awards outstanding, respectively, at September 30, 2007 were as follows:
      Mr. Cronin ($101,948 and $35,385), Dr. de Planque ($101,948 and

      $35,385), Mr. Mitchell ($92,934 and $0), Mr. Risk ($101,948 and
      $35,385), Mr. White ($101,948 and $15,570) and Mr. Winfield
      ($101,948 and $35,385). Dr. Eppen had no awards outstanding at September 30, 2007.

(4) The aggregate number of stock awards and the aggregate number of option awards outstanding, respectively, at September 30, 2007 were as follows: Mr. Cronin (2,100 and 4,500), Dr. de Planque (2,100 and 4,500), Mr. Mitchell (1,925 and 0), Mr. Risk (2,100 and 4,500), Mr.
      White (2,100 and 1,500) and Mr. Winfield (2,100 and 4,500).
      Dr. Eppen had no awards outstanding at September 30, 2007.

(5) Solely represents the increase in the actuarial present value of the individual's accumulated benefit under the Company's defined benefit plans.


                    EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of September 30, 2007 regarding the number of shares of Common Stock that may be issued under the Company's equity compensation plans. All equity compensation plans have been approved by the Company's stockholders.

                               (a)            (b)             (c)
                         --------------  -------------  ---------------
                                                           Number of
                                                          securities
                                                           remaining
                                                           available
                                                          for future
                            Number of      Weighted-       issuance
                           securities       average      under equity
                          to be issued     exercise      compensation
                          upon exercise    price of          plans
                         of outstanding   outstanding     (excluding
                            options,       options,       securities
                            warrants       warrants      reflected in
Plan category              and rights     and rights    column (1) (a))
-------------            --------------  -------------  ---------------

Equity compensation
  plans approved by
  security holders           313,874       $  43.07         389,072

Equity compensation
  plans not approved
  by security holders           -              -               -
                             -------       --------        --------

Total                        313,874       $  43.07         389,072

(1) This amount represents shares of Common Stock available for issuance of stock-based awards under the 2005 Long-Term Incentive Plan.

                           AUDIT COMMITTEE REPORT

      Landauer's Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended September 30, 2007. Additionally, the Committee has reviewed and discussed with management and the independent auditors the Company's unaudited interim financial statements as of and for the end of each of the first three fiscal quarters for the year ended September 30, 2007. These discussions occurred prior to the issuance of news releases reporting such quarterly results and prior to the filing of the quarterly reports on Form 10-Q with the Securities and Exchange Commission.

      The Committee discussed with PricewaterhouseCoopers LLP, our independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants.

      The Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard
No. 1, "Independence Discussions with Audit Committees", as amended, of the Independence Standards Board, and discussed with the auditors the auditors' independence. In addition, the Committee considered whether the provision by the independent auditors of non-audit services is compatible with maintaining the independent auditors' independence from management and the Company.

      Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited fiscal year-end financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2007.


MEMBERS OF THE AUDIT COMMITTEE:

      Thomas M. White, Chairman
      Michael D. Winfield
      Stephen C. Mitchell

                     FEES BILLED BY INDEPENDENT AUDITORS

      AUDIT FEES. PricewaterhouseCoopers LLP billed fees to the Company of approximately $460,000 with respect to fiscal 2007 and approximately $510,356 with respect to fiscal 2006 for professional services rendered for the audit of the Company's annual financial statements and reviews of the interim financial statements included in the Company's Quarterly Reports on Form 10-Q filed during those fiscal years.

      AUDIT-RELATED FEES. PricewaterhouseCoopers LLP billed fees to the Company of approximately $23,000 with respect to fiscal 2007 that were reasonably related to the performance of the audit or review of the Company's financial statements and not included in "Audit Fees" above. These services included additional audit procedures performed over the integration of the Company's IT systems and agreed upon procedures in Australia. There were no fees billed to the Company in this category in 2006.

      TAX FEES. PricewaterhouseCoopers LLP billed no fees to the Company with respect to fiscal 2007 and fiscal 2006 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning for the Company and certain of its subsidiaries.

      ALL OTHER FEES. No other fees were billed to the Company by PricewaterhouseCoopers LLP for fiscal 2007 or fiscal 2006.

      All audit and non-audit services provided by the Company's principal accountants must be pre-approved by the Audit Committee. Accordingly, policies and procedures were established whereby the Committee approves performance of all audit and non-audit services in advance. Based in part on consideration of the non-audit services provided by Pricewaterhouse-Coopers LLP during fiscal 2007 and 2006, the Committee determined that such non-audit services were compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Committee approved 100% of the services described above. The Company believes that none of the time expended on PricewaterhouseCoopers LLP's engagement to audit the Company's financial statements for fiscal 2007 and fiscal 2006 was attributable to work performed by persons other than PricewaterhouseCoopers LLP's full-time, permanent employees.


                       RATIFICATION OF APPOINTMENT OF
                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The stockholders will be asked at the annual meeting to ratify the appointment by the Audit Committee of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2008. PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois, has served as auditors for Landauer since fiscal 2002, and it will be recommended to the stockholders that they ratify such appointment again. The Audit Committee, comprised of Thomas M. White, Michael D. Winfield and Stephen C. Mitchell, has approved this appointment.

Representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

      If a quorum is present, in order to ratify the appointment of PricewaterhouseCoopers LLP as Landauer's independent registered public accounting firm for the fiscal year ending September 30, 2008, a majority of the shares present in person or by proxy at the annual meeting and entitled to vote on such proposal must vote in favor of it. Accordingly, abstentions will have the same effect as votes against and non-votes will reduce the number of shares considered present and entitled to vote on the proposal.

      THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF LANDAUER FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2008.

                   APPROVAL OF INCENTIVE COMPENSATION PLAN

GENERAL

      The Board of Directors is proposing the Landauer, Inc. Incentive Compensation Plan (the "Plan") for stockholder approval. The Plan was approved by the Board of Directors on November 8, 2007, subject to stockholder approval.

      The purposes of the Plan are to (i) align the interests of the Company's stockholders and recipients of awards under the Plan, (ii) attract and retain directors, officers and other key employees and (iii) motivate such persons to act in the long-term best interests of the Company's stockholders. Under the Plan, the Company may grant (a) stock options and stock appreciation rights ("SARs"), (b) stock awards, consisting of restricted stock, restricted stock units, performance shares and performance share units and (c) performance awards. Officers and other key employees of the Company (currently approximately 15 persons), other employees as selected at the Compensation Committee's discretion, and non-employee directors (currently 6 persons) will be eligible to participate in the Plan. On December 14, 2007, the closing sale price per share of Common Stock on the New York Stock Exchange ("NYSE") was $51.25.

      Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" approval of the Plan.

DESCRIPTION OF THE PLAN

      The following is a summary of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached as Exhibit A to this proxy statement and incorporated herein by reference.

      ADMINISTRATION. The Plan will be administered by the Compensation Committee of the board of directors (the "Committee"), which will have the authority to select persons who will receive awards and determine all of the terms and conditions of each award. Except with respect to grants to executive officers of the Company and persons whose compensation is likely to be subject to the $1 million deduction limit under Section 162(m) of the Code, the Committee may, subject to applicable law, delegate some or all of its authority to administer the Plan to the Chief Executive Officer or other executive officer of the Company.

      AVAILABLE SHARES. Under the Plan, 500,000 shares of Common Stock are available for awards, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change or event. As of September 30, 2007, 389,072 shares of Common Stock remain available for awards to employees under the Landauer, Inc. 2005 Long-Term Incentive Plan. If the Plan is approved by stockholders, the 2005 Long-Term Incentive Plan will be terminated and no further awards will be granted under that plan.

      The number of shares available under the Plan will be reduced by the number of shares of Common Stock which become subject to outstanding awards and delivered upon the settlement of performance awards payable in shares. To the extent that shares of Common Stock subject to an outstanding award are not issued by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery of shares to pay the exercise price of an award or the delivery or withholding of shares to satisfy the tax withholding obligations or other taxes relating to an award, then such shares shall again be available under the Plan.

      LIMITS ON GRANTS. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder (i) the maximum number of shares with respect to which options or SARs or a combination thereof may be granted during any fiscal year to any person will be 75,000, subject to adjustment as described above, (ii) the maximum number of shares with respect to which stock awards subject to performance measures may be granted during any fiscal year to any person will be 50,000, subject to adjustment as described above, and (iii) the maximum amount that may be payable with respect to performance awards granted during any performance period to any person will be $1,000,000.

      NO REPRICING. Except in connection with an adjustment relating to a change in the Company's capital structure as described above, the Committee may not, without stockholder approval, amend or replace any previously granted option or SAR in a transaction that constitutes a repricing under the rules of the New York Stock Exchange.

      STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.  The Committee may grant
(i) non-qualified stock options, or incentive stock options within the meaning of Section 422 of the Code and (ii) stock appreciation rights either independently of, or in tandem with, stock options. Upon exercise of an option, the exercise price must be paid (a) in cash, (b) by delivery of certain previously-acquired shares of Common Stock, (c) except as may be prohibited by applicable law, by delivery of an irrevocable notice of exercise to a broker-dealer acceptable to the Company or (d) by a combination of cash and delivery of certain previously-acquired shares.

      The exercise price of an option and the base price of an SAR will not be less than 100% of the fair market value of the Common Stock on the date of grant, provided that the base price of an SAR granted in tandem with an option will be the exercise price of the related option. No incentive stock option will be exercisable more than ten years after its date of grant, provided that if the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the Company, the option will be exercisable for no more than five years after its date of grant and the option exercise price will be the price required by the Code, currently 110% of the fair market value of the Common Stock on its date of grant.

      In the event of termination of employment by reason of retirement (except in the case of an incentive stock option) on or after age 65 (or prior to age 65 with the consent of the Committee) or by reason of death or disability, each option and SAR will become fully exercisable for one year (subject to extension in the case of death) after the date of such termination (or such other period, or shorter period in the case of an incentive stock option, as determined by the Committee), but in no event after the expiration of such option or SAR. In the event of termination of employment for cause, each option or SAR shall terminate on the date of such termination of employment. In the event of termination of employment for any other reason (including retirement in the case of an incentive stock option), each option and SAR will be exercisable to the extent exercisable on the date of such termination of employment for a period of three months (subject to extension in the case of death) after such termination of employment (or, in the case of a nonqualified stock option, such other period as determined by the Committee), but in no event after the expiration of such option or SAR.

      STOCK AWARDS AND PERFORMANCE AWARDS. The Plan provides for the grant of stock awards in the form of restricted stock awards, restricted stock unit awards, performance share awards and performance share unit awards. Restricted stock awards consist of shares, and restricted stock units consist of rights, in each case the vesting of which is subject to a restriction period determined by the Committee and may be subject to other terms and conditions, including the attainment of performance measures within a specified performance period. Restricted stock unit awards entitle the holder thereof to receive, upon vesting, shares or cash, or a combination thereof. Performance share awards consist of shares and performance share unit awards consist of rights, in each case the vesting of which is subject to the attainment of performance measures within a specified performance period determined by the Committee and which may be subject to other terms and conditions. Performance share unit awards entitle the holder thereof to receive, upon vesting, shares (which may be restricted stock) or cash, or a combination thereof.

      The holder of restricted stock or performance shares will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares subject to the award. Prior to the settlement of a restricted stock unit award or a performance share unit award, the holder of the award will have no rights as a stockholder with respect to the shares of Common Stock subject to the award.

      In addition to stock-based awards, the Plan provides for the grant of performance awards, which consist of rights, not denominated in shares, that entitle the recipients to receive, upon vesting, a specified cash amount or, in lieu thereof, shares, in each case based upon the achievement of performance measures within a specified performance period.

      Unless otherwise specified in the agreement relating to a stock award or a performance award or in an employment agreement or severance plan or agreement having terms relating to such award, if the employment of the holder of the award terminates for cause, the portion of such award which is unvested as of such termination will be forfeited, and if the employment of the holder of such award terminates for any other reason (i) in the case of a restricted stock award or restricted stock unit award, the portion of the award which is unvested as of such termination will be forfeited, (ii) in the case of a stock award subject to performance measures or a performance award, the performance period applicable to the award will terminate as of such termination of employment and all performance measures applicable to the award will be deemed to have been satisfied at the target level, in each case multiplied by a fraction, the numerator of which is the actual performance attained as of such termination of employment and the denominator of which is the target level of performance.

      PERFORMANCE MEASURES. The vesting of performance share awards, performance share unit awards and performance awards will be subject to the satisfaction of performance measures. The vesting of restricted stock awards or restricted stock unit awards and the exercisability of stock options or SARs also may, in the discretion of the Committee, be subject to the satisfaction of performance measures. Performance measures include one or more of: Common Stock value, earnings per share, return on equity, earnings or net income of the Company, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing, as determined by the Committee.

      GRANTS OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS TO DIRECTORS.
On the date of each annual meeting of stockholders of the Company, each person who is a non-employee director of the Company immediately after such annual meeting of stockholders will be granted such number of shares of restricted stock or such number of restricted stock units as shall be determined by the Committee (which number will be pro-rated if such non-employee director is first elected or begins to serve as a non-employee director on a date other than the date of an annual meeting of stockholders). Such restricted stock will vest, or such restricted stock units will vest and will be payable in shares of Common Stock, on the earlier of the date which is three years after the date of grant and the date of the third annual meeting of stockholders following the date of grant. A director may elect to defer all or any portion of such restricted stock or restricted stock units. Directors will have the right to vote and receive dividends with respect to shares of restricted stock. Restricted stock units will accrue dividend equivalents that will be reinvested in the form of additional restricted stock units and become payable at the same time as the restricted stock units upon which they have accrued.

      NON-TRANSFERABILITY. Unless otherwise specified in the agreement relating to an award, no award granted under the Plan will be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company.

      CHANGE IN CONTROL. In the event of (i) certain acquisitions of 30% or more of the then outstanding shares of Common Stock, (ii) a change in the board of directors resulting in the incumbent directors ceasing to constitute at least a majority of the board of directors, (iii) the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all of the assets of the Company (unless, among other conditions, the Company's stockholders receive more than 60% of the stock of the resulting company) or (iv) the consummation of a liquidation or dissolution of the Company, all outstanding awards will be surrendered to the Company in exchange for a cash payment except, in the case of a merger or similar transaction in which the stockholders receive publicly traded common stock, all outstanding options and SARs immediately will become exercisable in full, all other awards immediately will vest, and each option, SAR and other award will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

      EFFECTIVE DATE, TERMINATION AND AMENDMENT. If approved by stock-holders at the annual meeting, the Plan will become effective as of the date of the annual meeting and will terminate 10 years after its effective date, unless terminated earlier by the board of directors. The board of directors may amend the Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the NYSE.


FEDERAL INCOME TAX CONSEQUENCES

      The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the Plan. This summary is based on the U.S. federal income tax laws as in effect on approximately January 1, 2008.

      STOCK OPTIONS. A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred to the participant, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

      SARs. A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at such time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense.

      RESTRICTED STOCK AND PERFORMANCE SHARES. A participant will not recognize taxable income at the time restricted stock or performance shares are granted and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at such time.
If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock or performance shares for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

      RESTRICTED STOCK UNITS, PERFORMANCE SHARE UNITS AND PERFORMANCE AWARDS. A participant will not recognize taxable income at the time restricted stock units, performance share units or performance awards are granted and the Company will not be entitled to a tax deduction at such time. Upon the settlement of these awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) apply.

      The approval of the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the annual meeting, in person or by proxy, and entitled to vote thereon.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE LANDAUER, INC. INCENTIVE COMPENSATION PLAN.


                            STOCKHOLDER PROPOSALS

      Proposals to be presented by security holders at the annual meeting of stockholders scheduled for February 5, 2009, must be received by Landauer in order to be considered for inclusion in Landauer's proxy statement and form of proxy relating to that meeting not later than September 6, 2008. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations of the Securities and Exchange Commission. In addition, under Landauer's by-laws, nominations for directorships and stockholder proposals to be acted on at the 2009 annual meeting may be made only pursuant to written notice received at Landauer's principal office on or after November 23, 2008 and on or before December 17, 2008.

      Landauer's by-laws provide that notice of a stockholder nomination for director must set forth, as to each person whom the stockholder proposes to nominate for election or re-election as director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation that are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Schedule 14A under the Securities Exchange Act of 1934. Such notice must also set forth, as to the stockholder making the nomination, (i) the name and record address of such stockholder and (ii) the class and number of shares of capital stock of the corporation that are beneficially owned by such stockholder. If the chairman of the stockholder meeting determines that a stockholder nomination was not made in accordance with the procedure set forth in the bylaws, he shall so declare to the meeting and the defective nomination shall be disregarded.

      Nominations for director and stockholder proposals should be directed to Jonathon M. Singer, Secretary, Landauer, Inc., 2 Science Road, Glenwood, Illinois 60425-1586.


                                MISCELLANEOUS

      Landauer's 2007 Annual Report to Stockholders (which includes a copy of Landauer's Annual Report on Form 10-K for the fiscal year ended September 30, 2007) accompanies this proxy statement.

      The Board of Directors does not know of any business that will come before the meeting except the matters described in the notice. If other business is properly presented for consideration at the meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

      In the event that a quorum is not present when the meeting is convened, it is intended that the proxies will be voted in favor of adjourning the meeting from time to time until a quorum is obtained.




                                    JONATHON M. SINGER
                                    Senior Vice President,
                                    Treasurer, Secretary
                                    and Chief Financial Officer


January 4, 2008

EXHIBIT A
---------
                               LANDAUER, INC.

                         INCENTIVE COMPENSATION PLAN

I.    INTRODUCTION

  1.1 PURPOSES. The purposes of the Landauer, Inc. Incentive Compensation Plan (this "Plan") are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers and other employees and (iii) to motivate such persons to act in the best interests of the Company's stockholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

  1.2  CERTAIN DEFINITIONS.

      "Agreement" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

      "Board" shall mean the Board of Directors of the Company.

      "Cause" shall mean any willful act of dishonesty, conviction of a felony, significant activities harmful to the reputation or business of the Company, refusal to perform or substantial disregard of duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Company, in each case as determined by not less than two-thirds of the members of the Board.

      "Change in Control" shall have the meaning set forth in Section
6.8(b).

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

      "Committee" shall mean the Committee designated by the Board, consisting of three or more members of the Board, each of whom shall be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code and (iii) "independent" within the meaning of the rules of the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, within the meaning of the rules of the principal national stock exchange on which the Common Stock is then traded.

      "Common Stock" shall mean the common stock, par value $.10 per share, of the Company.

      "Company" shall mean Landauer, Inc., a Delaware corporation, or any successor thereto.

      "Disability" shall mean the inability of the holder of an award to perform the essential functions such holder's position, with or without reasonable accommodation, for a continuous period of at least six months, as determined solely by the Committee.

      "Employment Termination Date" shall mean, in the case of the termination by the Company of an employee's employment, the date specified in the Company's written notice to such employee of such employee's termination of employment or, if no date is specified in such notice, the date that the Company notifies such employee in writing of such termination of employment and, in the case of the termination by an employee of employment with the Company, the date specified in such employee's written notice to the Company of such employee's termination of employment or, if no date is specified in such notice, the date on which the Company shall first receive written notification from such employee of such termination of employment.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" shall mean the closing transaction price of a share of Common Stock as reported on the New York Stock Exchange on the date as of which such value is being determined or, if the Common Stock is not listed on the New York Stock Exchange, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; PROVIDED, HOWEVER, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

      "Free-Standing SAR" shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

      "Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

      "Incumbent Board" shall have the meaning set forth in Section
6.8(b)(2).

      "Non-Employee Director" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

      "Non-Statutory Stock Option" shall mean a stock option which is not an Incentive Stock Option.

      "Outstanding Common Stock" shall have the meaning set forth in
Section 6.8(b)(1).

      "Outstanding Voting Securities" shall have the meaning set forth in
Section 6.8(b)(1).

      "Performance Award" shall mean a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period, a specified cash amount or, in lieu thereof, shares of Common Stock having a Fair Market Value equal to such cash amount.

      "Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award or a Performance Share Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or a Performance Share Unit Award, of the shares of Common Stock subject to such award or of payment with respect to such award, or, in the case of a Performance Award, of payment with respect to such award. To the extent necessary for an award to be qualified performance-based compensation under
Section 162(m) of the Code and the regulations there under, such criteria and objectives shall include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return on equity, earnings or net income of the Company, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

      "Performance Option" shall mean an Incentive Stock Option or Non-Statutory Stock Option, the grant of which or the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.

      "Performance Period" shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

      "Performance Share" shall mean a share of Common Stock, the vesting of which is subject to the attainment of specified Performance Measures within a specified Performance Period.

      "Performance Share Award" shall mean an award of Performance Shares under this Plan.

      "Performance Share Unit" shall mean a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period, one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

      "Performance Share Unit Award" shall mean an award of Performance Share Units under this Plan.

      "Permanent and Total Disability" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

      "Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

      "Restricted Stock Award" shall mean an award of Restricted Stock under this Plan.

      "Restricted Stock Unit" shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

      "Restricted Stock Unit Award" shall mean an award of Restricted Stock Units under this Plan.

      "Restriction Period" shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

      "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

      "Stock Award" shall mean a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Share Award or a Performance Share Unit Award.

      "Subsidiary" shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

      "Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

      "Tax Date" shall have the meaning set forth in Section 6.5.

      "Ten Percent Holder" shall have the meaning set forth in Section
2.1(a).

  1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Share Units and
(iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units and the number of Performance Share Units subject to such an award, the exercise price or base price associated with the award, the amount payable under the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARS shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Shares, Performance Share Units or Performance Awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

      The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; PROVIDED, HOWEVER, that (i) the Committee may not delegate its power and authority to the Board or the Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a "covered employee" within the meaning of

Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at the time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

      No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws) and under any directors' and officers' liability insurance that may be in effect from time to time.

      A majority of the Committee shall constitute a quorum. Except as otherwise required in the definition of the term "Cause" in Section 1.2, the acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

  1.4 ELIGIBILITY. Participants in this Plan shall consist of such officers, other employees and nonemployee directors, and persons expected to become officers, other employees and nonemployee directors, of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.

  1.5 SHARES AVAILABLE. Subject to adjustment as provided in Section 6.7, 500,000 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Stock Awards and delivered upon the settlement of Performance Awards. To the extent that shares of Common Stock subject to an outstanding option (other than in connection with the exercise of a Tandem
SAR), Free-Standing SAR or Stock Award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or the delivery or withholding of shares to satisfy all or a portion of the tax withholding obligations and other taxes referred to in Section 6.5 relating to an award, then such shares of Common Stock shall again be available under this Plan.

      Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

      To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any fiscal year of the Company to any person shall be 75,000, subject to adjustment as provided in Section 6.7; (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures may be granted during any fiscal year of the Company to any person shall be 50,000, subject to adjustment as provided in Section 6.7, and
(iii) the maximum amount that may be payable to any person under a Performance Award granted with respect to a particular Performance Period shall be $1,000,000.

II.   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

  2.1 STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Statutory Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

      Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

      (a) NUMBER OF SHARES AND PURCHASE PRICE. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; PROVIDED, HOWEVER, that the purchase price per share of Common Stock purchasable upon exercise of a Non-Statutory Stock Option or an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

      (b) OPTION PERIOD AND EXERCISABILITY. The period during which an option may be exercised shall be determined by the Committee; PROVIDED, HOWEVER, that no option shall be exercised later than 10 years after its date of grant; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

      (c) METHOD OF EXERCISE. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the optionee has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 6.5, have been paid (or arrangement made for such payment to the Company's satisfaction).

  2.2 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

      SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

      (a) NUMBER OF SARS AND BASE PRICE. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; PROVIDED, HOWEVER, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

      (b) EXERCISE PERIOD AND EXERCISABILITY. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; PROVIDED, HOWEVER, that no SAR may be exercised later than 10 years after its date of grant; PROVIDED FURTHER, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

      (c) METHOD OF EXERCISE. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

  2.3  TERMINATION OF EMPLOYMENT.

      (a) DISABILITY. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after such holder's Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

      (b) RETIREMENT. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee) each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after such holder's Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

      (c) DEATH. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR; PROVIDED, HOWEVER, that, in the event that the date of death is less than six months prior to such expiration date, such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, shall have not less than six months from the date of death to so exercise such option or SAR (except that, in the event that such option is an Incentive Stock Option, such period of exercise shall not under any circumstance extend beyond the tenth anniversary of the date of grant of such Incentive Stock Option).

      (d) OTHER TERMINATION. If the employment with the Company of the holder of an option or SAR is terminated by the Company for Cause, each option and SAR held by such holder shall terminate automatically on such holder's Employment Termination Date.

      Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR or in an employment agreement or severance plan or agreement having terms relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates for any reason other than Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee), death or Cause, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on such holder's Employment Termination Date and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after such holder's Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

      (e) DEATH FOLLOWING TERMINATION OF EMPLOYMENT. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the holder of an option or SAR dies during the period set forth in Section 2.3(a) following termination of employment by reason of Disability, or if the holder of an option or SAR dies during the period set forth in Section 2.3(b) following termination of employment by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), or if the holder of an option or SAR dies during the period set forth in Section 2.3(d) following termination of employment for any reason other than Disability or retirement on or after age 65 (or prior to age 65 with the consent of the Committee) (or, in each case, such other period as set forth in the Agreement relating to such option or SAR), each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or
SAR) after the date of death and (ii) the expiration date of the term of such option or SAR; PROVIDED, HOWEVER, that, in the event that the date of death is less than six months prior to such expiration date, such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, shall have not less than six months from the date of death to so exercise such option or SAR (except that, in the event that such option is an Incentive Stock Option, such period of exercise shall not under any circumstance extend beyond the tenth anniversary of the date of grant of such Incentive Stock Option).

      (f) TERMINATION OF EMPLOYMENT - INCENTIVE STOCK OPTIONS. Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability, each Incentive Stock Option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after such optionee's Employment Termination Date by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

      Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

      If the employment with the Company of the optionee of an Incentive Stock Option is terminated by the Company for Cause, each Incentive Stock Option held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment. If the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is three months after such optionee's Employment Termination Date and (ii) the expiration date of the term of such option.

      If the holder of an Incentive Stock Option dies during the period set forth in the first paragraph of this Section 2.3(f) following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an Incentive Stock Option dies during the period set forth in the third paragraph of this Section 2.3(f) following termination of employment for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

  2.4 NO REPRICING. Notwithstanding anything in this Plan to the contrary and subject to Section 6.7, without the approval of the stockholders of the Company the Committee will not amend or replace any previously granted option or SAR in a transaction that constitutes a "repricing," as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange.

III.  STOCK AWARDS

  3.1 STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Share Award or a Performance Share Unit Award.

  3.2 TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

      (a) NUMBER OF SHARES AND OTHER TERMS. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

      (b) VESTING AND FORFEITURE. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

      (c) DELIVERY OF SHARES. During the Restriction Period, the shares subject to a Restricted Stock Award shall be registered in the holder's name. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), the restrictions applicable to the shares subject to a Restricted Stock Award shall lapse and, unless otherwise provided in the Agreement relating to the Restricted Stock Award, and subject to the Company's right to require payment of any taxes in accordance with Section 6.5, the shares shall be delivered to the holder by the book entry method. Alternatively, the Committee, in its discretion, choose to issue stock certificates for such shares.

      (d) RIGHTS WITH RESPECT TO RESTRICTED STOCK AWARDS. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; PROVIDED, HOWEVER, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

  3.3 TERMS OF RESTRICTED STOCK UNIT AWARDS. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

      (a) NUMBER OF SHARES AND OTHER TERMS. The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

      (b) VESTING AND FORFEITURE. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

      (c) SETTLEMENT OF VESTED RESTRICTED STOCK UNIT AWARDS. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award. A Restricted Stock Unit Award shall be settled no later than March 15 of the calendar year following the calendar year in which the award becomes vested.

  3.4 TERMS OF PERFORMANCE SHARE AWARDS. Performance Share Awards shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

      (a) NUMBER OF SHARES AND OTHER TERMS. The number of shares of Common Stock subject to a Performance Share Award and the Performance Measures and Performance Period applicable to a Performance Share Award shall be determined by the Committee.

      (b) VESTING AND FORFEITURE. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of the shares of Common Stock subject to such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

      (c) DELIVERY OF SHARES. During the Performance Period, the shares subject to a Performance Share Award shall be registered in the holder's name. Upon termination of any applicable Performance Period (and the satisfaction or attainment of applicable Performance Measures), the restrictions applicable to the shares subject to a Performance Share Award shall lapse and, unless otherwise provided in the Agreement relating to the Performance Share Award, and subject to the Company's right to require payment of any taxes in accordance with Section 6.5, the shares shall be delivered to the holder by the book entry method. Alternatively, the Committee, in its discretion, choose to issue stock certificates for such shares.

      (d) RIGHTS WITH RESPECT TO PERFORMANCE SHARE AWARDS. Unless otherwise set forth in the Agreement relating to a Performance Share Award, and subject to the terms and conditions of a Performance Share Award, the holder of such award shall have rights as a stockholder of the Company, including, but not limited to, voting rights and the right to participate in any capital adjustment applicable to all holders of Common Stock; PROVIDED, HOWEVER, that any distribution with respect to shares of Common Stock, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

  3.5 TERMS OF PERFORMANCE SHARE UNIT AWARDS. Performance Share Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

      (a) NUMBER OF SHARES AND OTHER TERMS. The number of shares of Common Stock subject to a Performance Share Unit Award and the Performance Measures and Performance Period applicable to a Performance Share Unit Award shall be determined by the Committee.

      (b) VESTING AND FORFEITURE. The Agreement relating to a Performance Share Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Share Unit Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of the shares of Common Stock subject to such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

      (c) SETTLEMENT OF VESTED PERFORMANCE SHARE UNIT AWARDS. The Agreement relating to a Performance Share Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a Performance Share Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award. A Performance Share Unit Award shall be settled no later than March 15 of the calendar year following the calendar year in which the award becomes vested.

  3.6  TERMINATION OF EMPLOYMENT.

      (a) DISABILITY, RETIREMENT, DEATH OR OTHER TERMINATION. Unless otherwise specified in the Agreement relating to a Stock Award or in an employment agreement or severance plan or agreement having terms relating to a Stock Award, if the employment with the Company of the holder of such award terminates by reason of Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee), death or any other reason, except termination for Cause (i) the portion of the Restricted Stock Award or Restricted Stock Unit Award which is unvested as of such holder's Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company, and (ii) the Performance Period applicable to such award shall terminate as of such holder's Employment Termination Date and all Performance Measures applicable to such award shall be deemed to have been satisfied at the target level with respect to the number of shares of Common Stock subject to such award multiplied by a fraction, the numerator of which is the actual performance attained as of such holder's Employment Termination Date and the denominator of which is the target level of performance.

      (b) TERMINATION FOR CAUSE. Unless otherwise set forth in the Agreement relating to a Stock Award or in an employment agreement or severance plan or agreement having terms relating to a Stock Award, if the employment with the Company of the holder of a Stock Award terminates for Cause, the portion of the Stock Award which is unvested as of such holder's Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company.

IV.   PERFORMANCE AWARDS

  4.1 PERFORMANCE AWARDS. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

  4.2 TERMS OF PERFORMANCE AWARDS. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

      (a) AMOUNT OF AWARD AND PERFORMANCE MEASURES. The amount payable under a Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

      (b) VESTING AND FORFEITURE. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

      (c) SETTLEMENT OF PERFORMANCE AWARDS. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, shares of Common Stock shall be issued in accordance with
Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company. A Performance Award shall be settled no later than March 15 of the calendar year following the calendar year in which the award becomes vested.

  4.3  TERMINATION OF EMPLOYMENT.

      (a) DISABILITY, RETIREMENT, DEATH OR OTHER TERMINATION. Unless otherwise set forth in the Agreement relating to a Performance Award or in an employment agreement or severance plan or agreement having terms relating to a Performance Award, if the employment with the Company of the holder of such award terminates by reason of Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee), death or any other reason, except termination for Cause, the Performance Period applicable to such award shall terminate as of such holder's Employment Termination Date and all Performance Measures applicable to such award shall be deemed to have been satisfied at the target level with respect to the Performance Award multiplied by a fraction, the numerator of which is the actual performance attained as of such holder's Employment Termination Date and the denominator of which is the target level of performance.

      (b) TERMINATION FOR CAUSE. Unless otherwise set forth in the Agreement relating to a Performance Award or in an employment agreement or severance plan or agreement having terms relating to a Performance Award, if the employment with the Company of the holder of a Performance Award terminates for Cause, the portion of the Performance Award which is unvested as of such holder's Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company.

V.  PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

  5.1 ELIGIBILITY. Each Non-Employee Director shall be granted Restricted Stock Awards or Restricted Stock Unit Awards in accordance with this
Article V.

  5.2 GRANTS OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS. Each Non-Employee Director shall be granted Restricted Stock Awards or Restricted Stock Unit Awards as follows:

      (a) TIME OF GRANT. On the date of each annual meeting of stockholders of the Company, each person who is a Non-Employee Director immediately after such annual meeting of stockholders shall be granted such number of shares of Restricted Stock or such number of Restricted Stock Units as shall be determined by the Committee, in its discretion (which number shall be pro-rated if such Non-Employee Director is first elected or begins to serve as a Non-Employee Director on a date other than the date of an annual meeting of stockholders).

      (b)   VESTING.  Except as otherwise provided in this Article V and in
Section 6.8, Restricted Stock and Restricted Stock Units granted pursuant to this Article V shall vest in full on the earlier of (i) the date that is three years after the date of grant and (ii) the date of the third annual meeting of stockholders of the Company following the date of grant.

      (c) DEFERRAL. A Non-Employee Director may elect to defer receipt of all or any portion of the shares of Restricted Stock or payment of all or any portion of the Restricted Stock Units that are granted pursuant to this Article V in accordance with rules established by the Committee. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion.

  5.3  TERMS OF RESTRICTED STOCK AWARDS.

      Restricted Stock Awards shall be subject to the following additional terms and conditions:

      (a) DELIVERY OF SHARES. Shares of Restricted Stock granted pursuant to this Article V shall be issued subject to the terms and conditions set forth in Section 3.2(c).

      (b) RIGHTS WITH RESPECT TO RESTRICTED STOCK AWARDS. The holder of a Restricted Stock Award granted pursuant to this Article V shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; PROVIDED, HOWEVER, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

  5.4  TERMS OF RESTRICTED STOCK UNIT AWARDS.

      Restricted Stock Unit Awards shall be subject to the following additional terms and conditions:

      (a) DIVIDEND EQUIVALENTS. Restricted Stock Units shall accrue dividend equivalents at the same rate and at the same times as cash dividends are paid on shares of Common Stock. Such dividend equivalents shall be retained by the Company on behalf of the Non-Employee Director, reinvested in the form of additional Restricted Stock Units and become payable at the same time and in the same manner as the Restricted Stock Units upon which they shall have accrued.

      (b) SETTLEMENT. Subject to Section 5.2(c), as of the date of vesting of any Restricted Stock Unit granted to a Non-Employee Director pursuant to this Article V, such Restricted Stock Unit shall be converted into the right to receive one share of Common Stock. As soon as practical thereafter the Company shall (i) issue one share of Common Stock to such Non-Employee Director for each whole Restricted Stock Unit which shall have vested and (ii) pay to such Non-Employee Director a cash amount in lieu of any fractional Restricted Stock Unit which shall have vested. Restricted Stock Unit Awards granted to a Non-Employee Director pursuant to this
Article V shall be settled no later than March 15 of the calendar year following the calendar year in which the award becomes vested.

      (c) NO STOCKHOLDER RIGHTS. Prior to the settlement of a Restricted Stock Unit Award granted pursuant to this Article V, the holder of such Restricted Stock Unit Award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

  5.5  TERMINATION OF DIRECTORSHIP.

      (a) DISABILITY. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company by reason of Disability, each share of Restricted Stock or each Restricted Stock Unit subject to such award shall vest in full.

      (b) RETIREMENT. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company on or after age 70, each share of Restricted Stock or each Restricted Stock Unit subject to such award shall vest in full.

      (c) DEATH. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company by reason of death, each share of Restricted Stock or each Restricted Stock Unit subject to such award shall vest in full.

      (d) OTHER TERMINATION. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company for any reason other than Disability, ceasing to be a director on or after age 70 or death, each share of Restricted Stock or each Restricted Stock Unit subject to such award which has not vested prior thereto shall be forfeited and all rights of such Non-Employee Director to or with respect to such share of Restricted Stock or such Restricted Stock Unit shall terminate unless the Committee, in its sole discretion, accelerates the vesting thereof.

VI.   GENERAL

  6.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the stockholders of the Company for approval at the Company's 2008 annual meeting of stockholders and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such annual meeting of stockholders, shall become effective on the date of such approval. This Plan shall terminate 10 years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

      Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made later than 10 years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

  6.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the New York Stock Exchange, or, if the Common Stock is not listed on the New York Stock Exchange, any rule of the principal national stock exchange on which the Common Stock is then traded; PROVIDED, HOWEVER, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

  6.3 AGREEMENT. Each Stock Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No Stock Award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

  6.4 NON-TRANSFERABILITY. Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

  6.5 TAX WITHHOLDING AND OTHER SETTLEMENTS IN LIEU OF TAXES. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option and except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

  6.6 RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

  6.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding SAR, the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Company to any one grantee, the terms of each outstanding Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award and Performance Share Unit Award, including the number and class of securities subject thereto, the terms of each outstanding Performance Award, the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Company pursuant to a Performance Share Award or a Performance Share Unit Award to any one grantee, the maximum amount that may be payable pursuant to any Performance Award granted to any one grantee with respect a particular Performance Period, and the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to Non-Employee Directors pursuant to Article V shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

  6.8  CHANGE IN CONTROL.

      (a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARs shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award or Restricted Stock Unit Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share, Performance Share Unit or Performance Award shall lapse,
(iv) the Performance Measures applicable to any outstanding award shall be deemed to be satisfied at the target level or, if greater, at the actual performance attained through the date of the Change in Control and (v) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

            (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section
(b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within 10 days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of
(A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (iii) in the case of a Stock Award, the number of shares of Common Stock, then subject to such award (calculated in the manner set forth in clause (iv) of Section 6.8(a)(1) in the case of a Performance Share Award or Performance Share Unit Award), multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, and (iv) in the case of a Performance Award, the amount payable under such award, which shall be calculated at the target level or, if greater, at the actual performance attained through the date of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option.

      (b)   "Change in Control" shall mean:

            (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either
(i) the then outstanding shares of Common Stock (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection
(3) of this Section 6.8(b); PROVIDED FURTHER, that for purposes of clause
(B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 30% or more of the Outstanding Common Stock or 30% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

            (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

            (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 30% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

            (4) the consummation of a plan of complete liquidation or dissolution of the Company.

  6.9 DEFERRALS. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion and consistent with the requirements of Section 409A of the Code.

  6.10 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

  6.11 RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

  6.12 DESIGNATION OF BENEFICIARY. A holder of an award may file with the Committee a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR.

      Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder's lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

      If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder's executor, administrator, legal representative or similar person.

  6.13 GOVERNING LAW. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.